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                                                                    EXHIBIT 10.4

                               WALBRO CORPORATION


                           ---------------------------



                                     WALBRO
                                   CORPORATION
                                 EMPLOYEE STOCK
                                 OWNERSHIP PLAN


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                AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1997









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WALBRO CORPORATION EMPLOYEE STOCK
OWNERSHIP PLAN
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WALBRO CORPORATION established the WALBRO CORPORATION EMPLOYEE STOCK OWNERSHIP
PLAN for the benefit of eligible employees of the Company and its participating affiliates. The provisions of this Plan relating to the borrowing of funds to acquire common stock of the Company, the establishment of an Unallocated Inventory of such stock as collateral for such loan, the allocation to Accounts of such stock acquired (from the Unallocated Inventory or otherwise) with Employer Contributions, and distributions thereof, are intended to constitute a leveraged "employee stock ownership plan" under the Code and ERISA and, in that regard, are further intended to constitute a qualified stock bonus plan, as described in Section 401(a) of the Code.

The Plan constitutes an amendment and restatement of the WALBRO CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN which was originally established effective as of January 1, 1988.




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ARTICLE I

DEFINITIONS.................................................................  1
     1.1    "Accounting Period".............................................  1
     1.2    "Account".......................................................  1
     1.3    "Accrued Benefit"...............................................  1
     1.4    "Acquisition Loan"..............................................  1
     1.5    "Appendix"......................................................  1
     1.6    "Authorized Leave of Absence"...................................  1
     1.7    "Beneficiary"...................................................  2
     1.8    "Board of Directors"............................................  2
     1.9    "Committee".....................................................  2
     1.10   "Commonly Controlled Entity"....................................  2
     1.11   "Company".......................................................  2
     1.12   "Company Stock".................................................  2
     1.13   "Compensation"..................................................  3
     1.14   "Continuous Service"............................................  4
     1.15   "Contributions".................................................  4
     1.16   "Custodial Agreement"...........................................  4
     1.17   "Custodian".....................................................  4
     1.18   "Direct Rollover"...............................................  4
     1.19   "Distributee"...................................................  4
     1.20   "Effective Date"................................................  4
     1.21   "Eligible Employee".............................................  5
     1.22   "Eligible Retirement Plan"......................................  5
     1.23   "Eligible Rollover Distribution"................................  6
     1.24   "Employee"......................................................  6
     1.25   "Employer"......................................................  6
     1.26   "Employment Date"...............................................  6
     1.27   "ERISA".........................................................  6
     1.28   "Fair Market Value".............................................  7
     1.29   "Financed Shares"...............................................  7
     1.30   "Forfeiture"....................................................  7
     1.31   "Forfeiture Account"............................................  7
     1.32   "Fund"..........................................................  7
     1.33   "Highly Compensated Eligible Employee" or "HCE".................  7
     1.34   "Hour of Service"...............................................  9
     1.35   "Internal Revenue Code" or "Code"............................... 10
     1.36   "Maternity/Paternity Absence"................................... 10
     1.37   "Named Fiduciary"............................................... 10

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     1.38   "Net Repayment Fund"............................................ 10
     1.39   "Non-Highly Compensated Employee" or "NHCE"..................... 10
     1.40   "Normal Retirement Date"........................................ 10
     1.41   "Participant"................................................... 10
     1.42   "Payment Date".................................................. 10
     1.43   "Period of Severance"........................................... 11
     1.44   "Plan".......................................................... 11
     1.45   "Plan Year"..................................................... 11
     1.46   "QDRO".......................................................... 11
     1.47   "Qualified Election Period"..................................... 11
     1.48   "Qualified Participant"......................................... 11
     1.49   "Related Plan".................................................. 11
     1.50   "Settlement Date"............................................... 11
     1.51   "Spousal Consent"............................................... 11
     1.52   "Spouse"........................................................ 12
     1.53   "Sweep Date".................................................... 12
     1.54   "Termination of Employment"..................................... 12
     1.55   "Trade Date".................................................... 12
     1.56   "Trust"......................................................... 12
     1.57   "Trust Agreement"............................................... 12
     1.58   "Trust Fund".................................................... 12
     1.59   "Trustee"....................................................... 13
     1.60   "Trustee Transfer".............................................. 13
     1.61   "Unallocated Inventory"......................................... 13
     1.62   "Valuation Date"................................................ 13
     1.63   "Vesting Service"............................................... 13

ARTICLE II

PARTICIPATION............................................................... 14
     2.1    Eligibility..................................................... 14
     2.2    Reemployment.................................................... 14
     2.3    Participation Upon Change of Job Status......................... 14

ARTICLE III

EMPLOYER CONTRIBUTIONS AND ALLOCATIONS...................................... 15
     3.1    Employer Contributions.......................................... 15
     3.2    Miscellaneous................................................... 15



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ARTICLE IV

ACCOUNTING FOR PARTICIPANTS' ACCOUNTS....................................... 17
     4.1    Individual Participant Accounting............................... 17
     4.2    Accounting for Trust Funds...................................... 17
     4.3    Accounts for QDRO Beneficiaries................................. 19
     4.4    Adjustments to Accounts for Release from Unallocated
            Inventory....................................................... 19
     4.5    Election to Diversify Portion of Account with Respect to
            Qualification Election Period................................... 20

ARTICLE V

VESTING AND FORFEITURES..................................................... 22
     5.1    Full Vesting Upon Attainment of Event........................... 22
     5.2    Vesting Schedule and Forfeitures................................ 22
     5.3    Forfeitures..................................................... 23
     5.4    Forfeiture Account.............................................. 24

ARTICLE VI

DISTRIBUTIONS ON AND AFTER
TERMINATION OF EMPLOYMENT................................................... 25
     6.1    Request for Distribution of Benefits............................ 25
     6.2    Deadline for Distribution....................................... 25
     6.3    Payment Form and Medium......................................... 26
     6.4    Small Amounts Paid Immediately.................................. 27
     6.5    Payment Within Life Expectancy.................................. 28
     6.6    Incidental Benefit Rule......................................... 28
     6.7    Dividend Distributions.......................................... 28
     6.8    Direct Rollover................................................. 28

ARTICLE VII

DISTRIBUTION OF ACCRUED BENEFITS ON DEATH................................... 29
     7.1    Payment to Beneficiary.......................................... 29
     7.2    Beneficiary Designation......................................... 29
     7.3    Benefit Election................................................ 29
     7.4    Payment Form.................................................... 30
     7.5    Time Limit for Payment to Beneficiary........................... 30
     7.6    Direct Rollover................................................. 30

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ARTICLE VIII

MAXIMUM CONTRIBUTIONS....................................................... 31
     8.1    Definitions..................................................... 31
     8.2    Avoiding an Annual Excess....................................... 32
     8.3    Correcting an Annual Excess..................................... 32
     8.4    Correcting a Multiple Plan Excess............................... 33
     8.5    Two-Plan Limit.................................................. 33
     8.6    Short Plan Year................................................. 34
     8.7    Grandfathering of Applicable Limitations........................ 34

ARTICLE  IX

CUSTODIAL ARRANGEMENTS...................................................... 35
     9.1    Custodial Agreement............................................. 35
     9.2    Selection of Custodian.......................................... 35
     9.3    Custodian's Duties.............................................. 35
     9.4    Separate Entity................................................. 35
     9.5    Plan Asset Valuation............................................ 36
     9.6    Right of Employers to Plan Assets............................... 36

ARTICLE X

ADMINISTRATION AND INVESTMENT MANAGEMENT.................................... 39
     10.1   Authority and Responsibility of the Board of Directors.......... 39
     10.2   Committee Membership............................................ 39
     10.3   Committee Structure............................................. 39
     10.4   Committee Actions............................................... 39
     10.5   Compensation.................................................... 40
     10.6   Responsibility and Authority of the Committee Regarding
            Administration of the Plan...................................... 40
     10.7   Allocations and Delegations of Responsibility................... 41
     10.8   Committee Bonding............................................... 41
     10.9   Information to be Supplied by Employer.......................... 41
     10.10  Records......................................................... 41
     10.11  Plan Expenses................................................... 42
     10.12  Fiduciary Capacity.............................................. 42
     10.13  Employer's Agent................................................ 42
     10.14  Plan Administrator.............................................. 42
     10.15  Appointment of Record-Keeper.................................... 42
     10.16  Plan Administrator Duties and Authority......................... 42

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     10.17  Committee Decisions Final....................................... 44

ARTICLE  XI

CLAIMS PROCEDURE............................................................ 45
     11.1   Initial Claim for Benefits...................................... 45
     11.2   Review of Claim Denial.......................................... 45

ARTICLE XII

ADOPTION AND WITHDRAWAL FROM PLAN........................................... 47
     12.1   Procedure for Adoption.......................................... 47
     12.2   Procedure for Withdrawal........................................ 47

ARTICLE XIII

AMENDMENT, TERMINATION AND MERGER........................................... 48
     13.1   Amendments...................................................... 48
     13.2   Plan Termination................................................ 49
     13.3   Plan Merger..................................................... 50

ARTICLE XIV

SPECIAL TOP-HEAVY RULES..................................................... 51
     14.1   Application..................................................... 51
     14.2   Special Terms................................................... 51
     14.3   Minimum Contribution............................................ 54
     14.4   Maximum Benefit Accrual......................................... 55
     14.5   Special Vesting................................................. 55

ARTICLE XV

MISCELLANEOUS PROVISIONS.................................................... 57
     15.1   Assignment and Alienation....................................... 57
     15.2   Protected Benefits.............................................. 57
     15.3   Plan Does Not Affect Employment Rights.......................... 57
     15.4   Deduction of Taxes from Amounts Payable......................... 57
     15.5   Facility of Payment............................................. 57
     15.6   Source of Benefits.............................................. 57
     15.7   Indemnification................................................. 58
     15.8   Reduction for Overpayment....................................... 58

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     15.9   Limitation on Liability......................................... 58
     15.10  Company Merger.................................................. 58
     15.11  Employees' Trust................................................ 58
     15.12  Gender and Number............................................... 58
     15.13  Invalidity of Certain Provisions................................ 59
     15.14  Headings........................................................ 59
     15.15  Uniform and Nondiscriminatory Treatment......................... 59
     15.16  Law Governing................................................... 59
     15.17  Notice and Information Requirements............................. 59

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ARTICLE I
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                                   DEFINITIONS


         The following sections of this Article I provide basic definitions of terms used throughout the Plan, and whenever used herein in a capitalized form, except as otherwise expressly provided, the terms shall be deemed to have the following meanings:

         1.1      "Accounting Period" means the Plan Year.

         1.2 "Account" means the record of a Participant's interest in the Plan's assets represented by his or her Contributions allocated on or after January 1, 1997 to the Participant under the Plan, the amount allocated under the Plan, as of January 1, 1997, if any (as identified by the Committee), plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

         1.3 "Accrued Benefit" means the shares held in or posted to an Account on the Settlement Date.

         1.4 "Acquisition Loan" means a loan (or other extension of credit) used by the Trust to finance the acquisition of Company Stock, or a refinancing of such a loan, which loan or loans may constitute an extension of credit to the Trust from a party-in-interest (as defined in ERISA) or a disqualified person (as defined in the Code) with respect to the Plan.

         1.5 "Appendix" means a written supplement attached to this Plan and made a part hereof which has been added in accordance with the provisions of the Plan.

         1.6 "Authorized Leave of Absence" means an absence, with or without Compensation, authorized on a nondiscriminatory basis by a Commonly Controlled Entity under its standard personnel practices applicable to the Employee, including any period of time during which such person is covered by a short-term disability plan of his or her Employer. An Employee who leaves the service of a Commonly Controlled Entity to enter the Armed Forces of the United States of America and who reenters the service of the Commonly Controlled Entity with reemployment rights under any statute granting reemployment rights to persons in the Armed Forces shall be deemed to have been on an Authorized Leave of Absence. The date that an Employee's Authorized Leave of Absence ends shall be determined in accordance with the personnel policies of such Commonly Controlled Entity, which ending date shall be no earlier than the date that the Authorized Leave of Absence is scheduled to end, unless the Employee communicates to such Commonly Controlled Entity that he or she is to have a Termination of Employment as of an earlier date.

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         1.7 "Beneficiary" means any person designated by a Participant to receive any benefits which shall be payable with respect to the death of a Participant under the Plan or as a result of a QDRO.

         1.8 "Board of Directors" means the board of directors of the Company.

         1.9 "Committee" means the committee appointed pursuant to the terms of the Plan to manage and control the operation and administration of the Plan.

         1.10 "Commonly Controlled Entity" means (1) an Employer and any corporation, trade or business, but only for so long as it and the Employer are members of a controlled group of corporations as defined in Section 414(b) of the Code or under common control as defined in Section 414(c) of the Code; provided, however, that solely for purposes of the limitations of Code Section 415, the standard of control under Sections 414(b) and 414(c) of the Code shall be deemed to be "more than 50%" rather than "at least 80%," (2) an Employer and an organization, but only for so long as it and the Employer are, on and after the Effective Date, members of an affiliated service group as defined in Section 414(m) of the Code, (3) an Employer and an organization, but only for so long as the employees of it and the Employer are required to be aggregated, on and after the Effective Date, under Section 414(o) of the Code, or (4) any other organization designated as such by the Committee.

         1.11 "Company" means WALBRO CORPORATION or any successor corporation by merger, consolidation, purchase, or otherwise, which elects to adopt the Plan and the Trust.

         1.12 "Company Stock" means common stock issued by the Company (or any Commonly Controlled Entity) having a combination of voting power and dividend rates equal to or in excess of:

              (a) that class of common stock of the Company (or of the Commonly Controlled Entity) having the greatest voting power, and

              (b) that class of common stock of the Company (or of the Commonly Controlled Entity) having the greatest dividend rights.

Non-callable preferred stock shall be treated as Company Stock if such stock is convertible at any time into stock which meets the requirements of (a) and (b) above and if such conversion is at a conversion price which (as of the date of the acquisition by the Plan) is reasonable. For purposes of the prior sentence, preferred stock shall be treated as non-callable if, after the call, there will be a reasonable opportunity for a conversion which meets the requirements of the prior sentence.


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         1.13 "Compensation" means:

              (a)    for purposes of applicable Code provisions other than
Section 415:

                     (1) for Plan Years beginning prior to January 1, 1997, base remuneration paid to an Employee while an Employee by all Employers on a cash basis during the Plan Year for personal services, including salary reduction contributions to the Walbro Corporation Advantage Plan and excluding bonuses, overtime pay, relocation allowances, the imputed value of group life insurance, reimbursement of medical expenses, premiums on insurance policies, tuition refunds, living allowances, expense allowances, any Employer Contributions (other than salary reduction contributions) allocable under this Plan and any other Related Plan, income attributable to stock options, stock appreciation rights, performance award rights, fringe benefits which receive special tax benefit, severance pay, and all other extraordinary compensation; provided that in no event shall the annual compensation of any Employee taken into account under the Plan (other than for Code Section 415 purposes) for any Plan Year exceed two hundred thousand dollars ($200,000) (adjusted at the same time and manner as under Section 415(d) of the Code, prorated for any Plan Year of less than twelve (12) months, and increased for family members as provided in Section 401(a)(17) of the Code); and

                     (2) for Plan Years beginning on and after January 1, 1997, wages within the meaning of Section 3401(a) of the Code and all other payments to an Employee by an Employer for which the Employer is required to furnish the Employee a written statement under Sections 6041(d) and 6051(a)(3) of the Code, and including elective amounts excludible from gross income under Code Sections 125 and 402(a)(8), but excluding amounts paid or reimbursed by the Employer for moving expenses incurred by the Employee (to the extent it is reasonable to believe such payments are deductible by the Employee under Section 217 of the Code).

              (b) for purposes of applying Section 415 of the Code to the Plan and its Participants for any limitation year, such compensation as determined by the Committee and satisfying the definition of compensation under Section 415 of the Code.

         For Plan Years beginning on or after January 1, 1994, any reference in the Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual Compensation limit set forth in this provision.

         If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93

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         annual Compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

         In determining the compensation of a participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term `family' shall include only the spouse of the participant and any lineal descendants of the participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted annual compensation limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's compensation as determined under this section prior to the application of this limitation."

         1.14 "Continuous Service" means the years (and fractions of years) of an Employee's periods of employment with a Commonly Controlled Entity, measured from his Employment Date to his date of Termination of Employment, provided that if an Employee has a Period of Severance of less than twelve (12) consecutive months after a Termination of Employment, such Termination of Employment shall be disregarded and such Employee's Continuous Service shall include such period when he is not employed by a Commonly Controlled Entity.

         1.15 "Contributions" means an amount contributed by the Employer and allocated on a pay based formula to eligible Participant's Accounts.

         1.16 "Custodial Agreement" means the Trust Agreement or an insurance contract to provide for the holding of the assets of the Plan.

         1.17 "Custodian" means the Trustee or an insurance company if the contract issued by such company is not held by the Trustee.

         1.18 "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         1.19 "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a QDRO are Distributees with regard to the interest of the Spouse or former Spouse.

         1.20 "Effective Date" means January 1, 1997, the date upon which the provisions of this document become effective. In general, the provisions of this document only apply to Participants who are Employees on or after the Effective Date. However, investment and distribution provisions apply to all Participants with Account balances to be invested or distributed after the Effective Date.


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         1.21 "Eligible Employee" means, effective January 1, 1992, any Employee
(including an Employee on an Authorized Leave of Absence) of an Employer on and after the Effective Date of the adoption of this Plan by the Employer, excluding any Employee:

              (a) who is a member of a group of Employees represented by a collective bargaining representative, unless a currently effective collective bargaining agreement between his or her Employer and the collective bargaining representative of the group of Employees of which he or she is a member provides for coverage by the Plan;

              (b) who is considered an Employee solely because of the application of Section 414(n) of the Code;

              (c) who is a nonresident alien who receives no earned income, within the meaning of Code Section 911(d)(2), from sources within the United States within the meaning of Code Section 861(a)(3);

              (d) who is employed as a cooperative student while attending a secondary educational institution or college;

              (e) who is attending high school or is on a summer break between high school classes;

              (f) who is a participant in either the Walbro Engine Management Corporation Incentive Compensation Plan or Walbro Corporation Equity Based Long Term Incentive Plan, or effective January 1, 1997, the Walbro Corporation Executive Plan;

              (g) who is an employee at the Caro, Auburn Hills or Troy location of Walbro Automotive Corporation on December 31 of the applicable Plan Year, provided such person was not hired on or prior to July 1, 1992 by Walbro Corporation or Walbro Automotive Corporation;

              (h) who is an officer of an Employer; or

              (i) who is scheduled in an Appendix.

         1.22 "Eligible Retirement Plan" means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.


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         1.23 "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         1.24 "Employee" means any person who rendered services as a common law employee to a Commonly Controlled Entity or is on an Authorized Leave of Absence, including the period of time before which the trade or business became a Commonly Controlled Entity, but excluding the period of time after which it ceases to be a Commonly Controlled Entity. A Leased Employee shall be deemed employed by the Commonly Controlled Entity for which the individual performed services. The term `Leased Employee' means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person (`leasing organization') has performed services for the recipient (or for the recipient and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

         1.25 "Employer" means the Company and any Commonly Controlled Entity which has adopted the Plan; provided, that an entity will cease to be an Employer when it ceases to be a Commonly Controlled Entity.

         1.26 "Employment Date" means the day an Employee first earns an Hour of Service; provided however, where such person loses his Vesting Service, it shall mean, only with respect to Vesting Service, the day such person first earns an Hour of Service following the Period of Severance.

         1.27 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. Reference to any specific section shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.


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         1.28 "Fair Market Value" means:

              (a) with respect to a security for which there is a generally recognized market, the price of the security prevailing on a national securities exchange which is registered under Section 6 of the Securities Act of 1934;

              (b) unless determined otherwise by the Committee, with respect to any guaranteed income contract, the value reported by the issuing company or bank; and

              (c) for any other asset, the fair market value of the asset, as determined in good faith by the Trustee or the Committee in accordance with regulations promulgated under Section 3(18) of ERISA.

         1.29 "Financed Shares" means the shares of Company Stock acquired by the Trust with the proceeds of an Acquisition Loan.

         1.30 "Forfeiture" means the portion of the Participant's Accrued Benefit which is forfeited pursuant to the terms of the Plan. If interests in more than one class of Company Stock shall have been allocated to a Participant's Account, any Forfeiture of such Participant's Accrued Benefit must result in the Participant forfeiting the same proportion of each such class. If only a portion of a Participant's Account is forfeited, that portion of a Participant's Account constituting Company Stock released from Unallocated Inventory shall be forfeited only after other assets.

         1.31 "Forfeiture Account" means an account holding amounts forfeited by Participants.

         1.32 "Fund" means the assets of the Trust Fund, specifically excluding assets held in Unallocated Inventory.

         1.33 "Highly Compensated Eligible Employee" or "HCE" means a highly compensated active employee or a highly compensated former employee.

         A highly compensated active employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code); (ii) received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received Compensation during such year that is greater than 50 percent of the dollar limitation in effect under Section 415(b)(1)(A) of the Code. The term highly compensated active employee also includes: (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Compensation from the Employer during the determination year; and

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(ii) Employees who are 5-percent owners at any time during the look-back year or determination year.

         If no officer has satisfied the Compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a highly compensated active employee.

         For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year. Pursuant to Code Section 414(q), the Committee may elect for the look-back year to be the calendar year ending with or within the applicable Plan Year determination year.

         If the Employer at all times during the Plan Year maintains significant business activities (and employs Employees in such activities) in at least two significantly separate geographic areas and satisfies such other conditions as the Secretary of the Treasury may prescribe, the Committee may elect to apply a simplified definition of Highly Compensated Employee under the Plan by substituting "$50,000" for "$75,000" in paragraph (i) above, and disregarding paragraph (ii) above.

         An Employee who performs services for the Employer any time during the year is in the top-paid group of Employees for any year if such Employee is in the group consisting of the top 20% of the Employees when ranked on the basis of Compensation paid during such year. For purposes of determining the number of Employees in the top-paid group (but not for identifying the particular Employees in the top-paid group), the following Employees shall be excluded:

                      (i) Employees who have not completed six (6) months of service;

                      (ii) Employees who normally work less than seventeen and one-half (17 1/2) Hours of Service;

                      (iii) Employees who normally work not more than six (6) months during any year;

                      (iv) Employees who have not attained age twenty-one (21);

                      (v) Employees who are included in a unit of Employees covered by a bona fide collective bargaining agreement with the Employer; and

                      (vi) Employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

The Committee may elect to apply paragraph (i), (ii) or (iv) of this Section by substituting a shorter period of service, smaller number of hours or months, or lower age for that specified in such subparagraphs.

         A highly compensated former employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a Highly Compensated Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday. If a former Employee separated from service with the Employer prior to January 1, 1987, and the Committee irrevocably elects to apply this special rule, he is a Highly Compensated Employee only if he or she was described in any one or more of the following groups during either the Employee's separation year (or the year preceding such separation year) or any year ending on or after such individual's 55th birthday (or the last year ending before such Employee's 55th birthday):

                      (i) 5-percent owner. The Employee was a 5-percent owner of the Employer at any time during the year.

                      (ii) Compensation amount. The Employee received Compensation in excess of $50,000 during the year.

         The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

         1.34 "Hour of Service" means each hour for which an Employee is entitled to:

              (a) payment for the performance of duties for any Commonly Controlled Entity;

              (b) payment from any Commonly Controlled Entity for any period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, sickness, incapacity (including disability), layoff, leave of absence, jury duty or military service;

              (c) back pay, irrespective of mitigation of damages, by award or agreement with any Commonly Controlled Company (and these hours shall be credited to the period to which the agreement pertains); or

              (d) no payment, but is on an Authorized Leave of Absence (and these hours shall be based upon his or her normally scheduled hours per week or a 40 hour week if there is no regular schedule).

The crediting of hours shall be made in accordance with Department of Labor regulation section 2530.200b-2 and 3. Actual hours shall be used whenever an accurate record of hours are maintained for an Employee.

         1.35 "Internal Revenue Code" or "Code" means the Internal Revenue Code of 1986, as amended, any subsequent Internal Revenue Code and final Treasury Regulations. If there is a subsequent Internal Revenue Code, any references herein to Internal Revenue Code sections shall be deemed to refer to comparable sections of any subsequent Internal Revenue Code.

         1.36 "Maternity/Paternity Absence" means a paid or unpaid and unapproved absence from employment with a Commonly Controlled Entity (1) by reason of the pregnancy of the Employee; (2) by reason of the birth of a child of the Employee; (3) by reason of the placement of a child under age eighteen
(18) in connection with the adoption of such child by the Employee (including a trial period prior to adoption); and (4) for the purpose of caring for a child of the Employee immediately following the birth or adoption of such child. The Employee must prove to the satisfaction of the Committee or its agent that the absence meets the above requirements and must supply information concerning the length of the absence unless the Committee has access to relevant information without the Employee submitting it.

         1.37 "Named Fiduciary" means:

              (a) with respect to Plan administration, the Board of Directors, the Committee and the Plan Administrator;

              (b) with respect to investment, the Board of Directors, the Committee and the Trustee.

         1.38 "Net Repayment Fund" means the total amount paid under the Plan towards an Acquisition Loan, subtracted from the sum of (1) all Contributions and any other contributions (other than contributions of Company Stock) made to the Plan to meet the Acquisition Loan, (2) all earnings attributable to such contributions, and (3) the total amount of all earnings attributable to any Financed Shares.

         1.39 "Non-Highly Compensated Employee" or "NHCE" means an Employee who is neither an HCE nor a Family Member.

         1.40 "Normal Retirement Date" means the date a Participant attains sixty-five (65) years of age.

         1.41 "Participant" means an Eligible Employee who begins to participate in the Plan after completing the eligibility requirements. A Participant's participation continues until his or her Termination of Employment and his or her Accrued Benefit is distributed or forfeited.

         1.42 "Payment Date" means the date on or after the Settlement Date on which a Participant's Accrued Benefit is distributed or commences to be distributed, which date shall be at least the minimum number of days required by law, if any, after the date the Participant has received any notice required by law, if any.

              If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than thirty (30) days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

              (a) the plan administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

              (b) the Participant, after receiving the notice, affirmatively elects a distribution.

         1.43 "Period of Severance" means the period of time measured from the later of (1) an Employee's Termination of Employment and (2) the conclusion of a Maternity/Paternity Absence of no longer than twenty-four (24) consecutive months, to the date he first earns an Hour of Service following his Termination of Employment.

         1.44 "Plan" means the WALBRO CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN, as set forth herein and as hereafter may be amended from time to time.

         1.45 "Plan Year" means the annual accounting period of the Plan and Trust which ends on each December 31.

         1.46 "QDRO" means a domestic relations order which the Committee has determined to be a qualified domestic relations order within the meaning of
Section 414(p) of the Code.

         1.47 "Qualified Election Period" means the six (6) consecutive Plan Year period beginning with the first Plan Year in which the Participant first becomes a Qualified Participant.

         1.48 "Qualified Participant" means a Participant who has attained age fifty-five (55) and who has completed at least ten (10) years of participation under this Plan.

         1.49 "Related Plan" means with respect to Section 415 of the Code, any other defined contribution plan or a defined benefit plan (as defined in Section 415(k) of the Code) maintained by a Commonly Controlled Entity, respectively called a "Related Defined Contribution Plan" and a "Related Defined Benefit Plan".

         1.50 "Settlement Date" means the date on which the transactions from the most recent Trade Date are settled.

         1.51 "Spousal Consent" means the written consent given by a Spouse to a Participant's election (or waiver) of a specified form of benefit or Beneficiary designation. The Spouse's consent must acknowledge the effect on the Spouse of the Participant's election, waiver or designation and be duly witnessed by a Plan representative or notary public. Spousal Consent shall be valid only with respect to the spouse who signs the Spousal Consent and only for the particular choice made by the Participant which requires Spousal Consent. A Participant may revoke (without Spousal Consent) a prior election, waiver or designation that required Spousal Consent at any time before the Sweep Date associated with the Settlement Date upon which payments will begin. Spousal Consent also means a determination by the Administrator that there is no Spouse, the Spouse cannot be located or such other circumstances as may be established by applicable law.

         1.52 "Spouse" means a person who, as of the earlier of a Participant's Payment Date and death, is alive and married to the Participant within the meaning of the laws of the State of the Participant's residence as evidenced by a valid marriage certificate or other proof acceptable to the Committee. A spouse who was the Spouse on the Payment Date but who is divorced from the Participant at the Participant's death shall still be the Spouse at the date of the Participant's death, except as otherwise provided in a QDRO.

         1.53 "Sweep Date" means the date established by the Committee as the cutoff date and time for the responsible Named Fiduciary to receive notification with respect to a financial transaction for an Accounting Period in order to be processed with respect to a Trade Date designated by the Committee.

         1.54 "Termination of Employment" occurs when a person ceases to be an Employee, as determined by the personnel policies of the Commonly Controlled Entity to whom he or she rendered services; provided, however, where a Commonly Controlled Entity ceases to be such with respect to an Employee as a result of either an asset sale or stock sale, an Employee of the Commonly Controlled Entity shall be deemed not to have incurred a Termination of Employment if the Committee shall make a Trustee Transfer of his or her Accrued Benefit. Transfer of employment from one Commonly Controlled Entity to another Commonly Controlled Entity shall not constitute a Termination of Employment for purposes of the Plan.

         1.55 "Trade Date" means the date as of which a financial transaction occurs, however.

         1.56 "Trust" means the legal entity resulting from the agreement between the Company and the Trustee and all amendments thereto, in which some or all of the assets of this Plan will be received, held, invested and distributed to or for the benefit of Participants and Beneficiaries.

         1.57 "Trust Agreement" means the agreement between the Company and the Trustee establishing the Trust, and any amendments thereto.

         1.58 "Trust Fund" means any property, real or personal, received by and held by the Trustee, plus all income and gains and minus all losses, expenses, withdrawals and distributions chargeable thereto.

         1.59 "Trustee" means any corporation, individual or individuals designated in the Trust Agreement who shall accept the appointment as Trustee to execute the duties of the Trustee as set forth in the Trust Agreement.

         1.60 "Trustee Transfer" means (a) a transfer to the Custodian of an amount by the custodian of a retirement plan qualified for tax-favored treatment under Section 401(a) of the Code or by the trustee(s) of a trust forming part of such a plan, which plan provides for such transfer; or (b) a Direct Rollover within the meaning of Section 402(c)(8)(B) of the Code; provided that with respect to any withdrawal or distribution from the Plan, a Participant may elect a transfer to only one eligible retirement plan, except as may otherwise be determined by the Committee, in a uniform and nondiscriminatory manner.

         1.61 "Unallocated Inventory" means all Financed Shares and any earnings or distributions thereon held by the Trustee as collateral on an Acquisition Loan.

         1.62 "Valuation Date" means the last business day of each Plan Year. Effective June 1, 1994, Valuation Date shall mean the last business day of June and such other special date as the Committee shall designate in the interests of Participants and Beneficiaries.

         1.63 "Vesting Service" means the sum of the Employee's years (and fractional years) of Continuous Service excluding:

              (a) for purposes of determining a Participant's vested percentage in the portion of the Participant's Account accrued before a Period of Severance of five (5) or more years, Vesting Service earned after such Period of Severance; and

              (b) with respect to an Employee who has no nonforfeitable interest under the Plan and who incurs a Period of Severance of five (5) or more years, Vesting Service earned prior to such Period of Severance if the number of years of the Period of Severance equals or exceeds the years of Vesting Service earned prior to the Period of Severance.

ARTICLE II
--------------------------------------------------------------------------------



                                  PARTICIPATION

         2.1  Eligibility. On or after the Effective Date, as to each Employer:

              (a) Participant on January 1, 1997. Each person who has an Accrued Benefit on January 1, 1997 shall become a Participant as of January 1, 1997.

              (b) Other Eligible Employee. Each other Eligible Employee shall become a Participant on the first day of the Plan Year coincident with or next following the date on which such Employee first earns an Hour of Service, provided he is an Eligible Employee on such date.

         2.2  Reemployment.

              (a) Eligible Employee Was Previously a Participant. An Eligible Employee who previously was a Participant prior to his or her Termination of Employment shall become a Participant on the first day he or she earns an Hour of Service.

              (b) Eligible Employee Had a Termination. An Eligible Employee who had a Termination of Employment before he or she became a Participant shall be eligible to become a Participant on the later of (1) the date he or she would have become a Participant but for his or her Termination of Employment, or (2) the date he or she again performs an Hour of Service.

         2.3 Participation Upon Change of Job Status. An Employee who is not an Eligible Employee shall become a Participant on the later of (1) the date he or she would have become a Participant had he or she always been an Eligible Employee, or (2) the date he or she becomes an Eligible Employee.

ARTICLE III
--------------------------------------------------------------------------------



                     EMPLOYER CONTRIBUTIONS AND ALLOCATIONS

         3.1  Employer Contributions.

              (a) Frequency and Eligibility. Subject to the limits of the Plan, for each Plan Year, the Employer may make a Contribution in an amount determined by the Board of Directors on behalf of each Participant who was an Eligible Employee on the last day of the Plan Year.

              (b) Allocation Method. The Employer Contribution for each period shall be allocated, along with any Forfeitures, among eligible Participants in direct proportion to their Compensation.

              (c) Timing, Medium and Posting. The Employer shall make each period's Contribution in cash or Company Stock as soon as is feasible, and not later than the Employer's federal tax filing date, including extensions, for deducting such Contribution. The Committee shall post such amount to each Participant's Account once the total Contribution received by the Custodian has been balanced against the specific amount to be credited to each Participant's Account.

              (d) Minimum Aggregate Amount. Subject to Article XIII, the aggregate amount of Employer Contributions in cash (or proceeds in cash thereof) shall not be less than is required to pay each installment of principal and interest on all Acquisition Loans payable by the Trust entered into to acquire Financed Shares on or before the date such installment is due and to meet the obligations of the Trustee under such loan whether or not any tax benefit to the Employers results from such contribution.

              (e) Compensation. Compensation shall be measured by the period (not to exceed the Plan Year) for which the Contribution is being made.

         3.2  Miscellaneous.

              (a) Deduction Limits. Subject to Section 3.1(d), in no event shall the Employer Contributions for a Plan Year exceed the maximum the Company estimates will be deductible (or which would be deductible if the Employers had taxable income) by any Employer or Commonly Controlled Entity under Section 404 of the Code ("Deductible Amount") and any amount in excess of the Deductible Amount shall not be contributed.

              (b) Stock Bonus Plan. Notwithstanding anything herein to the contrary, the Plan shall constitute a stock bonus plan for all purposes of the Code.

              (c) Employee Stock Ownership Plan. Notwithstanding anything herein to the contrary, the Plan shall constitute an employee stock ownership plan within the meaning of Code Section 4975(e)(7) and, as such, is designed to invest primarily in Company Stock in accordance with the terms of the Trust Agreement.

ARTICLE IV
--------------------------------------------------------------------------------


                      ACCOUNTING FOR PARTICIPANTS' ACCOUNTS

         4.1  Individual Participant Accounting.

              (a) Account Maintenance. The Committee shall cause the Account for each Participant to reflect transactions involving assets of the Account in accordance with this Article. Financial transactions during or with respect to an Accounting Period shall be accounted for at the individual Account level by "posting" each transaction to the appropriate Account of each affected Participant. Participant Account values shall be maintained in shares. At any point in time, the value of a Participant's Accrued Benefit shall be equal to the net Fair Market Value of his or her Account determined by using the most recent Trade Date values provided by the Custodian.

              (b) Trade Date Accounting and Investment Cycle. For any transaction to be processed as of a Trade Date, the Committee must receive instructions by the Sweep Date and such instructions shall apply only to amounts held in or posted to the Accounts as of the Trade Date. Financial transactions in the Trust Fund shall be posted to a Participant's Account as of the Trade Date and based upon the Trade Date values provided by the Custodian. All transactions shall be effected on the Settlement Date relating to the Trade Date (or as soon as is administratively feasible).

              (c) Suspension of Transactions. Whenever the Committee considers such action to be in the best interest of the Participants, the Committee in its discretion may suspend from time to time the Trade Date.

              (d) How Fees and Expenses are Charged to Participants. Account maintenance fees shall be charged to each Participant's Account, provided that no fee shall reduce a Participant's Account balance below zero. Transaction type fees shall be charged to the Accounts involved in the transaction.

              (e) Error Correction. The Committee may correct any errors or omissions in the administration of the Plan by restoring or charging any Participant's Accrued Benefit with the amount that would be credited or charged to the Account had no error or omission been made. Funds necessary for any such restoration shall be provided through payment made by the Employer.

         4.2  Accounting for Trust Funds.

              (a) Share Accounting. The investments in the Investment Fund shall be maintained in full and fractional shares of Company Stock. The Committee is responsible for determining the number of full and fractional shares of Company Stock.

              (b) Accounting for Company Stock. The following additional rules shall apply to Company Stock:

                  (1) Voting Rights. All Company Stock in an Account shall be voted by the Trustee pursuant to the procedures of the Trust Agreement.

                  (2) Tender Offer. If a tender offer is commenced for Company Stock, the provisions of the Trust Agreement regarding the response to such tender offer, the holding and investment of proceeds derived from such tender offer and the substitution of new securities for such proceeds shall be followed.

                  (3)   Dividends and Income.

                        (i) The Fund. The Trustee shall use cash dividends received by the Trustee in respect of Financed Shares held in the Account of each Participant on the dividend record date (other than (A) dividends paid to the Trust prior to June 30, 1989, and (B) dividends paid on the Account of a former Employee where the dividend record date would result in payment of such dividend to the Trust in the next Plan Year) to be applied toward the repayment of any outstanding balance of an Acquisition Loan. The Committee shall cause any other income on Company Stock held in such Account since the last Valuation Date to be credited to such Account as of the coincident or next following Valuation Date. Stock or other noncash dividends received by the Trustee in respect of Company Stock held in each Participant's Account on the dividend record date shall be credited thereto and the average cost of Company Stock held in the Account shall be appropriately adjusted. After payment of each outstanding Acquisition Loan, any cash dividends on Company Stock held in such Account on such dividend record date shall be distributed pursuant to the provisions of Section 6.7.

                        (ii) Unallocated Inventory. Cash dividends paid on Financed Shares held in Unallocated Inventory and any other income received on the assets in Unallocated Inventory during a Plan Year shall first be applied toward repayment of any outstanding balance of an Acquisition Loan. Stock dividends paid on Financed Shares held in Unallocated Inventory shall be credited to Unallocated Inventory and the average cost basis of Company Stock held in Unallocated Inventory shall be appropriately adjusted.

                  (4) Transaction Costs. Any brokerage commissions, transfer taxes, transaction charges, and other charges and expenses in connection with the purchase or sale of Company Stock shall be added to the cost thereof in the case of a purchase or deducted from the proceeds thereof in the case of a sale; provided, however, where the purchase or sale of Company Stock is with a "disqualified person" as defined in Section 4975(e)(2) of the Code or a "party in interest" as defined in
                        Section 3(14) of ERISA, no commissions may be charged with respect thereto.

    4.3 Accounts for QDRO Beneficiaries. A separate Account shall be established for a Beneficiary entitled to any portion of a Participant's Account under a QDRO as of the date and in accordance with the directions specified in the QDRO. Such Account shall be valued and accounted for in the same manner as any other Account. A QDRO Beneficiary shall be entitled to payment as provided in the QDRO and permissible under the otherwise applicable terms of this Plan, regardless of whether the Participant is an Employee, and to name a Beneficiary as specified in the QDRO.

    4.4 Adjustments to Accounts for Release from Unallocated Inventory. The Committee or its delegate shall adjust the Account of each Participant as provided herein as of the Valuation Date in the following manner:

        (a) First - Allocable Amount and Repayment of Acquisition Loan. As of each December (effective on and after June 1, 1994, only each June) Valuation Date, the Committee shall charge each Participant's Account with his share of the Contribution used to repay an Acquisition Loan for the Plan Year in an amount equal to the product of (1) the "Nondividend Debt Payments" for the Plan Year, and (2) the "Participant's Percentage" (both as hereinafter defined). At the same time, the Committee shall credit to such Participant's Account a number of full and fractional shares of Company Stock ("ESOP Shares") equal to the product of (1) and (2), where (1) is equal to the product of (i) a fraction, the numerator of which is that portion of the Contribution used to repay an Acquisition Loan for the Plan Year ("Nondividend Debt Payments"), and the denominator of which is the aggregate amount of all payments made in satisfaction of the Acquisition Loan for a Plan Year ("Debt Payments"), and (ii) the number of Financed Shares released from Unallocated Inventory for that Plan Year; and (2) is equal to a Participant's Percentage. Each Participant's Percentage is a fraction determined for such Participant where the numerator is such Participant's share of the Contribution for the Plan Year and the denominator of which is the Contribution ("Participant's Percentage").

        (b) Second - Dividends Used to Repay Acquisition Loan. As of the Valuation Date, the Committee shall charge each Participant's Account with the cash dividends allocated to his Account with respect to such Plan Year that are available (under Section 4.2(b)(3)) to repay an Acquisition Loan for that Plan Year ("Participant's Dividend"). At the same time, the Committee shall credit to each Participant's Account a number of full and fractional shares of Company Stock ("Dividend Shares") equal to the sum of the following:

            (1) the quotient of (i) divided by (ii), where (i) is equal to the Participant's Dividend, and (ii) is equal to the Fair Market Value of a share of Company Stock as of the Valuation Date; and

            (2) the product of (i) and (ii), where (i) is equal to the number of Financed Shares released from Unallocated Inventory for that Plan Year, less the aggregate number of ESOP shares determined in Section 4.4(a) and the aggregate number of shares determined in paragraph (1) hereof, and (ii) is equal to the Participant's Percentage;

    provided however, if the aggregate Fair Market Value of the difference in the number of Financed Shares released from Unallocated Inventory for the Plan Year, less the aggregate number of ESOP shares, is less than the aggregate of each Participant's Dividend for the Plan Year then, in lieu of
    (1) and (2) above, the Dividend Shares credited to each Participant's Account for such Plan Year shall be equal to a number of shares which will have a Fair Market Value on the Valuation Date equal to the Participant's Dividend, and provided further, if additional shares of Company Stock are needed to satisfy this requirement, the Company and all other Employers shall contribute shares of Company Stock or its cash equivalent to the Trust to satisfy this shortfall for each Participant.

    4.5 Election to Diversify Portion of Account with Respect to Qualification Election Period.

        (a) Within ninety (90) days after the last day of each Plan Year during a Participant's Qualified Election Period, such Qualified Participant shall be permitted to elect, subject to Paragraph (e) hereof, to transfer to the Walbro Corporation Advantage Plan the portion of his Account described in Paragraph (b) hereof.

        (b) Subject to the amount of a Qualified Participant's Account as of the relevant recent Valuation Date, the portion of a Participant's Account which a Qualified Participant can elect to transfer is no greater than:

            (1) In the case of a distribution with respect to the first Plan Year of the Qualified Election Period, twenty-five percent (25%) of the total number of shares of Company Stock that have ever been allocated to the Qualified Participant's Contribution Account on or before the Valuation Date in such Plan Year, as determined in accordance with applicable law ("Company Stock Subject to Diversification");

            (2) In the case of a distribution with respect to the second, third, fourth and fifth Plan Year of the Qualified Election Period for a Participant who has not elected to receive a distribution, twenty-five percent (25%) of the Company Stock Subject to Diversification;

            (3) In the case of a distribution with respect to the second, third, fourth and fifth Plan Year of the Qualified Election Period for a Participant who has elected to receive a distribution, an amount equal to twenty-five percent (25%) of the Company Stock Subject to Diversification, reduced by the number of shares distributed in prior Plan Years;

            (4) In the case of a distribution with respect to the last Plan Year of the Qualification Election Period for a Participant who has not elected to receive a distribution, fifty percent (50%) of the Company Stock Subject to Diversification; and

            (5) In the case of a distribution with respect to the last Plan Year of the Qualified Election Period for a Participant who has elected to receive a distribution, an amount equal to fifty percent (50%) of the Company Stock Subject to Diversification, reduced by the number of shares distributed in prior Plan Years.

            (c) An election by a Qualified Participant shall be in writing and delivered to the Committee on a form provided by the Committee for that purpose.

            (d) A transfer pursuant to a Qualified Participant's election shall be made by the Trustee no later than one hundred and eighty (180) days after the last day of the Plan Year to which the election relates in a single sum in cash in an amount equal to the Fair Market Value thereof.

            (e) Notwithstanding the provisions of Paragraph (2) hereof, if the Fair Market Value as of the Valuation Date immediately preceding the first day on which a Qualified Participant could otherwise make an election pursuant to this Section, of the Company Stock acquired by or contributed to the Plan (and acquired by or contributed to, after December 31, 1986, any other employee stock ownership plan or tax credit employee stock ownership plan maintained by a Commonly Controlled Entity) and allocated to a Qualified Participant's accounts is less than five hundred dollars ($500), such Qualified Participant shall not be entitled to make an election under this Section, except to the extent determined by the Committee in a uniform and nondiscriminatory manner.

ARTICLE V
--------------------------------------------------------------------------------



                             VESTING AND FORFEITURES

    5.1 Full Vesting Upon Attainment of Event. A Participant's Accrued Benefit shall be fully vested and nonforfeitable upon the occurrence of any one or more of the following events:

        (a) completion of at least the minimum number of years of Vesting Service in the vesting schedule which applies to such Participant for a 100% nonforfeitable percentage;

        (b) attainment of Normal Retirement Date; or

        (c) he or she dies while an Employee.

    5.2 Vesting Schedule and Forfeitures.

        (a) Vesting. If a Participant has a Termination of Employment, the Participant shall be vested and have a nonforfeitable right to his or her Accrued Benefit in his or her Account, determined in accordance with the following vesting schedule:

        Years of Vesting Service                       Nonforfeitable Percentage
        ------------------------                       -------------------------

            Less than 3 years                                    0%
            3 years but less than 4 years                       20%
            4 years but less than 5 years                       40%
            5 years but less than 6 years                       60%
            6 years but less than 7 years                       80%
            7 years or more                                    100%

Notwithstanding the above, with respect to each Participant who is an Eligible Employee on December 31, 1992, and who is employed by Orbital-Walbro, Inc. on that date, the vested portion of the Participant's Accrued Benefit is the vested percentage of the Participant's Account determined in accordance with the following table:

             Years of Vesting Service                  Nonforfeitable Percentage
             ------------------------                  -------------------------


            Less than 3 years                                    50%
            3 years but less than 4 years                        60%
            4 years but less than 5 years                        70%

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



            5 years but less than 6 years                         80%
            6 years but less than 7 years                         90%
            7 years or more                                      100%

         5.3  Forfeitures.

              (a) Forfeiture Where Payment Commences After a Period of Severance. If no Payment Date of a Participant's nonforfeitable Accrued Benefit occurs after the Participant incurs a Period of Severance of sixty (60) consecutive months, that portion of the Participant's Accrued Benefit (which is Employer-derived) which is forfeitable as of his or her Termination of Employment shall be forfeited as of the Valuation Date coincident with or next following the completion of a Period of Severance of sixty (60) consecutive months. If the Participant is reemployed as an Employee prior to having incurred a Period of Severance of sixty (60) consecutive months, the Forfeiture shall not occur. If the Participant is reemployed as an Employee after incurring a Period of Severance of sixty (60) consecutive months, the Participant shall be fully vested and have a nonforfeitable interest in that portion of his or her Accounts accrued prior to the Period of Severance of sixty (60) consecutive months and not forfeited as a result of such Period of Severance. A Participant who incurs a Termination of Employment with a zero vested interest in his or her Accrued Benefit (which is Employer-derived) shall be deemed to have a Payment Date and a Forfeiture of his or her Accrued Benefit as of such Termination of Employment.

              (b) Forfeiture Where Payment Commences Prior to a Period of Severance. If the Payment Date of a Participant's nonforfeitable percentage of his or her Accrued Benefit occurs prior to having incurred a Period of Severance of sixty (60) consecutive months, that portion of his or her Accrued Benefit which is forfeitable shall be forfeited as of the Payment Date. Thereafter, if such person is rehired as an Employee prior to incurring a Period of Severance of sixty (60) consecutive months, he or she shall be entitled to make repayment to the Plan of the full amount distributed to him or her on or after the Payment Date no later than (1) the date he or she incurs a Period of Severance of sixty (60) consecutive months, and (2) the last day of the sixty (60) consecutive month period commencing on or after his or her date of reemployment. Upon making repayment in a single payment of the Fair Market Value (determined as of the Payment Date) of the aggregate Accrued Benefit distributed to him or her, the Fair Market Value of the Accrued Benefit which was forfeited and repaid shall be reinstated to his Account as of the coincident or next following Valuation Date. The amount required to restore such Participant's Accounts shall be charged against the Plan's Forfeitures, and if insufficient, be made up from additional Contributions. Where a Participant has been deemed to have a Payment Date because he or she had a zero vested interest in his or her Accrued Benefit, he or she will be deemed to have made the repayment required by this subparagraph on his or her date of hire.

              If the Employee makes the above-described repayment, such repayment shall be considered to be the "investment in the contract" for purposes of Sections 72(c)(1)(A), 72(f) and 402(e)(4)(D)(i) of the Code in relation to the amount reinstated in his Employer Contribution Account on account of the repayment.

         5.4  Forfeiture Account.

         A Forfeiture will be posted, no later than the end of the Plan Year in which the Forfeiture arises, to the Forfeiture Account on the Settlement Date for the Trade Date on which the Custodian, at the direction of the Committee, has converted the Forfeiture to cash. The Forfeiture Account shall be invested in interest bearing deposits of the Custodian or short term money market instruments. No later than the end of each Plan Year, the Forfeiture Account shall be used to reduce Contributions, as determined by the Committee, or pay expenses of the Plan.

ARTICLE VI
--------------------------------------------------------------------------------



                           DISTRIBUTIONS ON AND AFTER
                            TERMINATION OF EMPLOYMENT

         6.1  Request for Distribution of Benefits.

              (a) Request for Distribution. Subject to the other requirements of this Article, a Participant may elect to have his or her vested Accrued Benefit paid to him or her beginning upon any Settlement Date following his or her Termination of Employment by submitting a completed distribution election in accordance with a procedure established by the Committee. Such election form shall include or be accompanied by a notice which provides the Participant with information regarding all optional times and forms of payment available. The election must be submitted to the Committee by the Sweep Date that relates to the Payment Date.

              (b) Failure to Request Distribution. If a Participant has a Termination of Employment and fails to submit a distribution request in accordance with a procedure established by the Committee by the last Payment Date permitted under this Article, his or her vested Accrued Benefit shall be valued as of the Valuation Date which immediately precedes such latest date of distribution (called the "Default Valuation Date") and a notice of such deemed distribution shall be issued to his or her last known address as soon as administratively possible. If the Participant does not respond to the notice or cannot be located, his or her vested Accrued Benefit determined on the Default Valuation Date shall be treated as a Forfeiture. If the Participant subsequently files a claim, the amount forfeited (unadjusted for gains and losses) shall be reinstated to his or her Accounts and distributed as soon as administratively feasible, and such payment shall be accounted for by charging it against the Forfeiture Account or by a contribution from the Employer of the affected Participant.

         6.2  Deadline for Distribution.

         (a) General. In addition to any other Plan requirements and unless the Participant elects otherwise, or cannot be located, the Payment Date of a Participant's vested Accrued Benefit shall be not later than sixty (60) days after the latest of the close of the Plan Year in which (i) the Participant attains the earlier of age sixty-five (65) or his or her Normal Retirement Date,
(ii) occurs the tenth (10th) anniversary of the Plan Year in which the Participant commenced participation, or (iii) the Participant had a Termination of Employment. However, if the amount of the payment or the location of the Participant (after a reasonable search) cannot be ascertained by that deadline, payment shall be made no later than sixty (60) days after the earliest date on which such amount or location is ascertained. In any case, the Payment Date of a Participant's vested Accrued Benefit shall not be later than April 1 following the calendar year in which the Participant attains age seventy and one-half (70 1/2) and each December 31 thereafter and shall comply with the requirements of
Section 401(a)(9) of the Code and the Treasury Regulations promulgated thereunder.

         (b) Special Benefit Commencement Dates. In addition to any other Plan requirements, the Payment Date of a Participant's vested Accrued Benefit held in his or her Account shall be not later than the following applicable date:

                     (1) In the case of a Participant who has reached his Normal
              Retirement Date, is Disabled, or who has died, and who has elected distribution of his vested Accrued Benefit, the Payment Date shall be no later than one year after the end of the Plan Year during which the Participant incurred a Termination of Employment.

                     (2) In the case of a Participant who has incurred a
              Termination of Employment for reasons other than in (1), the Payment Date shall be no later than one year after the end of the fifth Plan Year following the Plan Year in which the Participant incurred a Termination of Employment unless the Participant is reemployed as an Employee before that Payment Date.

For purposes of this paragraph, a Participant's Account shall not include any portion of such Account attributable to Financed Shares acquired with the proceeds of an Acquisition Loan until the end of the Plan Year in which the Acquisition Loan is repaid in full.

         6.3  Payment Form and Medium.

              (a) Form of Payment of Benefits. A Participant's Accrued Benefit shall be paid in the form of a lump sum or in annual installments.

              (b) Right to Demand Company Stock. A Participant's Accrued Benefit payable under the Plan will be distributed in cash, shares of Company Stock, or a combination of both, as determined by the Trustee; provided however, that each Participant shall be notified of his right to demand distribution of his Accrued Benefit entirely in whole shares of Company Stock with the value of any fractional share paid in cash.

              (c) Rights, Options and Restrictions on Company Stock. Except as otherwise provided herein, no shares of Company Stock held or distributed by the Trustee may be subject to a put, call or other option, or buy-sell or similar arrangement. The provisions of this Section shall continue to be applicable to Company Stock even if the Plan ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code.

              (1) Right of First Refusal. Any shares of Company Stock distributed by the Trust, if neither listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 or quoted on a system sponsored by a national securities association, registered under Section 15A(b) of the Securities Exchange Act, shall be subject to a "right of first refusal." The right of first refusal shall provide that, prior to any subsequent transfer of such shares, the shares must first be offered for purchase in writing to the Company, and then to the Trust, at the then fair market value. A bona fide written offer from an independent prospective buyer shall be deemed to be the fair market value of such Company Stock for this purpose. The Company and the Trustee shall have a total of fourteen
         (14) days to exercise the right of first refusal on the same terms offered by a prospective buyer. The Company may require that a Participant entitled to a distribution of Company Stock execute an appropriate stock transfer agreement (evidencing the right of first refusal prior to receiving a certificate for Company Stock).

              (2) Put Option. The Company shall issue a "put option" to any Participant who receives a distribution from the Trust of Company Stock which is not readily tradable on an established market. The put option shall permit the Participant to sell such Company Stock to the Company at any time during two option periods, at the Fair Market Value of such shares. The first put option period shall be for at least sixty (60) days beginning on the date of distribution. The second put option period shall be for at least sixty (60) days beginning after notice to the Participant in the following Plan Year. The Company may allow the Trustee to purchase shares of Company Stock tendered to the Company under a put option. The payment for any Company Stock sold under a put option shall be made in a single sum or adequately secured and made in substantially equal, annual installments over a period not exceeding five (5) years, with interest payable at a reasonable rate on any unpaid installment balance (as determined by the Company or the Trustee). The first installment shall be paid within thirty (30) days after the Participant exercises the put option. In the event the Trustee purchases Company Stock by installment payments, such shares shall be held in an Unallocated Inventory account with respect to such Acquisition Loan.

              (3) Investment Legend. Shares of Company Stock held or distributed by the Trustee may include such legend restrictions on transferability as the Company may reasonably require in order to assure compliance with applicable Federal and state securities laws.

     6.4 Small Amounts Paid Immediately. If a Participant has a Termination of Employment and the Participant's Vested Accrued Benefit does not exceed and has never exceeded $3,500 at the time of any prior distribution, the Participant's Accrued

Benefit shall be paid as a single sum as soon as administratively feasible after his or her Termination of Employment.

     6.5 Payment Within Life Expectancy. The Participant's payment election must be consistent with the requirement of Code section 401(a)(9) that all payments are to be completed within a period not to exceed the lives or the joint and last survivor life expectancy of the Participant or his or her Beneficiary. The life expectancies of a Participant and his or her spouse may be recomputed annually.

     6.6 Incidental Benefit Rule. The Participant's payment election must be consistent with the requirement that, if the Participant's Spouse is not his or her sole primary Beneficiary, the minimum annual distribution for each calendar year, beginning with the year in which he or she attains age seventy and one-half (70 1/2), shall not be less than the quotient obtained by dividing (a) the Participant's vested Accrued Benefit as of the last Trade Date of the preceding year by (b) the applicable divisor as determined under the incidental benefit requirements of Code Section 401(a)(9).

     6.7 Dividend Distributions. Any cash dividends on Company Stock allocated to the Account of a Participant may be paid currently (or within ninety (90) days after the end of the Plan Year in which the dividends are paid to the Trust) in cash to such Participant on a nondiscriminatory basis, as determined by the Committee. Such distribution (if any) of cash dividends to a Participant may be limited to a Participant who is still an Employee, may be limited to dividends on shares of Company Stock which are then vested or may be applicable to dividends on all shares allocated to Accounts. The decision as to whether cash dividends on Company Stock will be distributed to Participants or held in the Trust shall be made in the sole discretion of the Committee, and the Committee may request the Company to pay such dividends directly to Participants.

     6.8 Direct Rollover. With respect to any payment in excess of $200 hereunder which constitutes an Eligible Rollover Distribution, a Distributee may direct the Committee to have such payment paid in the form of a Trustee Transfer, in accordance with procedures established by the Committee, provided the Committee receives written Notice of such direction with specific instructions as to the Eligible Retirement Plan on or prior to the applicable Sweep Date for payment. If the Participant does not transfer all of such payment, the minimum amount which can be transferred is $500.

ARTICLE VII
--------------------------------------------------------------------------------



                    DISTRIBUTION OF ACCRUED BENEFITS ON DEATH

         7.1 Payment to Beneficiary. On the death of a Participant prior to his or her Payment Date, his or her vested Accrued Benefit shall be paid to the Beneficiary or Beneficiaries designated by the Participant in accordance with the procedure established by the Committee. Death of a Participant on or after his or her Payment Date shall result in payment to his or her Beneficiary of whatever death benefit is provided by the form of payment in effect on his or her Payment Date.

         7.2 Beneficiary Designation. Each Participant shall complete a beneficiary designation indicating the Beneficiary who is to receive the Participant's remaining Plan interest at the time of his or her death. The Participant may change such designation of Beneficiary from time to time by filing a new beneficiary designation with the Committee. No designation of Beneficiary or change of Beneficiary shall be effective until properly filed with the Committee. Notwithstanding any designation to the contrary, the Participant's Beneficiary shall be the Participant's Spouse to whom the Participant is legally married under the laws of the State of the Participant's residence on the date of the Participant's death and surviving him or her on such date, unless such designation includes Spousal Consent. If the Participant dies leaving no Spouse and either (1) the Participant shall have failed to file a valid beneficiary designation, or (2) all persons designated on the beneficiary designation shall have predeceased the Participant, the Committee shall have the Custodian distribute such Participant's Accrued Benefit in a single sum to his or her estate.

         7.3  Benefit Election.

              (a) Request for Distribution. In the event of a Participant's death prior to his or her Payment Date, a Beneficiary may elect to have the vested Accrued Benefit of a deceased Participant paid to him or her beginning upon any Settlement Date following the Participant's date of death by submitting a completed distribution election in accordance with the procedure established by the Committee. The election must be submitted to the Committee by the Sweep Date that relates to the Settlement Date upon which payments are to begin.

              (b) Failure to Request Distribution. In the event a Beneficiary fails to submit a timely distribution request, his or her vested Accrued Benefit shall be valued as of the Valuation Date which immediately precedes such latest date of distribution (called the "Default Valuation Date") and a notice of such deemed distribution shall be issued to his or her last known address as soon as administratively possible. If the Beneficiary does not respond to the notice or cannot be located, his or her vested Accrued Benefit determined on the Default Valuation Date shall be treated as a Forfeiture. If the Beneficiary subsequently files a claim, the amount forfeited (unadjusted for gains and losses) shall be reinstated to his or her Accounts and distributed as soon as administratively feasible, and such payment shall be accounted for by charging it against the Forfeiture or by a Contribution from the Employer of the affected Beneficiary.

         7.4 Payment Form. In the event of a Participant's death prior to his or her Payment Date, a Beneficiary shall be limited to the same form of payment as the Participant was limited.

         7.5 Time Limit for Payment to Beneficiary. Payment to a Beneficiary must either:

              (a) be completed within five (5) years of the Participant's death; or

              (b) begin within one year of his or her death and be completed within the period of the Beneficiary's lifetime, except that:

                  (1) If the Participant dies after the April 1 immediately following the end of the calendar year in which he or she attains age seventy and one-half (70 1/2), payment to his or her Beneficiary must be made at least as rapidly as provided in the Participant's distribution election;

                  (2) If the surviving Spouse is the Beneficiary, payments need not begin until the date on which the Participant would have attained age seventy and one-half (70 1/2) and must be completed within the Spouse's lifetime; and

                  (3) If the Participant and the surviving Spouse who is the Beneficiary die (A) before the April 1 immediately following the end of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2); and (B) before payments have begun to the Spouse, the Spouse will be treated as the Participant in applying these rules.

         7.6 Direct Rollover. With respect to any payment in excess of $200 hereunder which constitutes an Eligible Rollover Distribution, a Distributee may direct the Committee to have such payment paid in the form of a Trustee Transfer, in accordance with the procedure established by the Committee, provided the Committee receives written Notice of such direction with specific instructions as to the Eligible Retirement Plan on or prior to the applicable Sweep Date for payment. If the Participant does not transfer all of such payment, the minimum amount which can be transferred is $500.

ARTICLE VIII
--------------------------------------------------------------------------------



                              MAXIMUM CONTRIBUTIONS

         8.1  Definitions.

              (a) "Annual Additions" means with respect to a Participant for any Plan Year the sum of:

                  (1) Contributions and Forfeitures (and any earnings thereon) allocated as of a date within the Plan Year;

                  (2) All contributions, forfeitures and suspended amounts (and income thereon) for such Plan Year, allocated to such Participant's account(s) under any Related Defined Contribution Plan as of a date within such Plan Year;

                  (3) The sum of all after-tax contributions of the Participant to Related Plans for the Plan Year and allocated to such Participant's accounts under such Related Plans as of a date within such Plan Year ("Aggregate Employee Contributions");

                  (4) Solely for purposes of this Section, all contributions to any "separate account" (as defined in Section 419A(d) of the Code) allocated to such Participant as of a date within the Plan Year if such Participant is a "Key Employee" within the meaning of Code Section 416(i); and

                  (5) Solely for purposes of this Section, all amounts allocated, after March 31, 1984, to an individual medical account, as defined in section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Company.

         Notwithstanding the above, Annual Additions shall not include any Forfeitures of Company Stock acquired with an Acquisition Loan allocated to such Participant's Account as of a date within such Plan Year, and such portion of Contributions applied by the Plan to the repayment of interest on an Acquisition Loan and charged against the Participant's Account as of a date within such Plan Year.

              (b) "Maximum Annual Additions" of a Participant for a Plan Year means the lesser of:

                  (1) twenty-five percent (25%) of the Participant's Compensation, or

                  (2) the greater of thirty thousand dollars ($30,000) or one-quarter of the dollar limitation in Code Section 415(b)(1)(A) as adjusted for cost of living increases (determined in accordance with regulations prescribed by the Secretary of the Treasury or his or her delegate pursuant to the provisions of Section 415(d) of the Code).

              (c) "Annual Excess" means, for each Participant affected, the amount by which the allocable Annual Additions for such Participant exceeds or would exceed the Maximum Annual Addition for such Participant.

         8.2 Avoiding an Annual Excess. Notwithstanding any other provision of this Plan, a Participant's "Annual Additions" for any Plan Year, which is hereby designated as the "limitation year" for the Plan, as that term is used in
Section 415 of the Code, shall not exceed his or her "Maximum Annual Additions." If, at any time during a Plan Year, the allocation of additional Contributions for a Plan Year would produce an Annual Excess, the affected Participant shall receive the Maximum Annual Addition from Contributions, and, at the direction of the Committee, for the remainder of the Plan Year Contributions will be reduced, if possible, to the amount needed for each affected Participant to receive the Maximum Annual Addition. Notwithstanding the foregoing, with respect to any Plan Year for which Annual Additions (without application of the last sentence thereof) would exceed Maximum Annual Additions, then no more than one-third (1/3) of the Contributions for such Plan Year which are deductible under Section 404(a)(9) of the Code may be allocated to HCEs. Any amount in excess of one-third (1/3) of the Contributions for such Plan Year which are deductible under Section 404(a)(9) of the Code and which would (without regard to the preceding sentence) otherwise be allocable to HCEs shall be, with respect to such Plan Year, allocated to the Accounts of any Participants who are not HCEs in the same manner as Contributions are allocated.

         8.3 Correcting an Annual Excess. If for any Plan Year as a result of a reasonable error in estimating a person's Compensation, or such other facts and circumstances which the Internal Revenue Service will permit, a Participant's Annual Excess shall be treated in the following manner:

              (a) Aggregate Employee Contributions allocable under a Related Plan shall be distributed to the Participant, if permitted, by the amount of the Annual Excess.

              (b) If any Annual Excess (adjusted for investment gains and losses) remains, Contributions shall be a Forfeiture for such Participant from Contributions.

              (c) Any Forfeiture of a Participant's allocations of Contributions under subparagraph above shall be held in the Forfeiture Account and shall be used for the Plan Year to reduce Contributions. If any such amount remains in the Forfeiture Account, it shall again be held in suspense in the Forfeiture Account and be utilized to reduce future Contributions for succeeding Plan Years.

              (d) Any amounts held in suspense in the Forfeiture Account pursuant to Paragraph above remaining upon Plan termination shall be returned to the Employers in such proportions as shall be determined by the Committee.

         8.4 Correcting a Multiple Plan Excess. If a Participant's Accounts have or would have an Annual Excess, the Annual Excess shall be corrected by reducing the Annual Addition to this Plan before reductions have been made to other Related Defined Contribution Plans.

         8.5 Two-Plan Limit. If a Participant participates in any Related Defined Benefit Plan, the sum of the "Defined Benefit Plan Fraction" (as defined below) and the "Defined Contribution Plan Fraction" (as defined below) for such Participant shall not exceed one (called the "Combined Fraction").

              (a) "Defined Benefit Plan Fraction" means, for any Plan Year, a fraction, the numerator of which is the projected benefit payable pursuant to Code Section 415(e)(2)(A) under all Related Defined Benefit Plans and the denominator of which is the lesser of: (i) the product of
         1.25 and the dollar limit in effect for the Plan Year under Code
         Section 415(b)(1)(A), and (ii) the product of 1.4 and one hundred percent (100%) of the Participant's average Compensation for his or her high three (3) years.

              (b) "Defined Contribution Plan Fraction" means, for any Plan Year, a fraction, the numerator of which is the sum of the Annual Additions (as determined pursuant to Section 415(c) of the Code in effect for such Plan Year) to a Participant's Accounts as of the end of the Plan Year under the Plan or any Related Defined Contribution Plan, and the denominator of which is the lesser of:

                  (1) The sum of the products of 1.25 and the dollar limit under Code Section 415(c)(1)(A) for such Plan Year and for each prior year of service with a Commonly Controlled Entity and its predecessor, and

                  (2) the sum of the products of 1.4 and twenty-five percent (25%) of the Participant's Compensation for such Plan Year and for each prior year of service with a Commonly Controlled Entity and its predecessor.

         If the Combined Fraction of such Participant exceeds one and if the Related Defined Benefit Plan permits it, the Participant's Defined Benefit Plan Fraction shall be reduced by limiting the Participant's annual benefits payable from the Related Defined Benefit Plan in which he or she participates to the extent necessary to reduce the Combined Fraction of such Participant to one.

         8.6 Short Plan Year. With respect to any change of the Plan Year (and co-existent limitation year), the dollar limitation of the Maximum Annual Addition for such Plan Year shall be determined by multiplying such dollar amount by a fraction, the numerator of which is the number of months (including fractional parts of a month) in the short Plan Year, and the denominator of which is twelve (12).

         8.7 Grandfathering of Applicable Limitations. The Plan shall recognize and apply any grandfathering of applicable benefits and contributions limitations which are permitted under ERISA, the Tax Equity and Fiscal Responsibility Act of 1982 and the Tax Reform Act of 1986.

ARTICLE  IX
--------------------------------------------------------------------------------



                             CUSTODIAL ARRANGEMENTS

         9.1 Custodial Agreement. The Committee may enter into one or more Custodial Agreements to provide for the holding, investment and payment of Plan assets, or direct by execution of an insurance contract that all or a specified portion of the Plan's assets be held, invested and paid under such a contract. All Custodial Agreements, as from time to time amended, shall continue in force and shall be deemed to form a part of the Plan. Subject to the requirements of the Code and ERISA, the Committee may cause assets of the Plan which are securities to be held in the name of a nominee or in street name provided such securities are held on behalf of the Plan by:

              (a) a bank or trust company that is subject to supervision by the United States or a State, or a nominee of such bank or trust company;

              (b) a broker or dealer registered under the Securities Exchange Act of 1934, or a nominee of such broker or dealer; or

              (c) a "clearing agency" as defined in Section 3(a)(23) of the Securities Exchange Act of 1934, or its nominee.

         9.2 Selection of Custodian. The Committee shall select, remove or replace the Custodian in accordance with the Custodial Agreement. The subsequent resignation or removal of a Custodian and the approval of its accounts shall all be accomplished in the manner provided in the Custodial Agreement.

         9.3 Custodian's Duties. Except as provided in ERISA, the powers, duties and responsibilities of the Custodian shall be as stated in the Custodial Agreement, and unless expressly stated or delegated to the Custodian (with the Custodian's acceptance), nothing contained in this Plan shall be deemed by implication to impose any additional powers, duties or responsibilities upon the Custodian. All Contributions shall be paid into the Trust, and all benefits payable under the Plan shall be paid from the Trust, except to the extent such amounts are paid to a Custodian other than the Trustee. An Employer shall have no rights or claims of any nature in or to the assets of the Plan except the right to require the Custodian to hold, use, apply and pay such assets in its hands, in accordance with the directions of the Committee, for the exclusive benefit of the Participants and their Beneficiaries, except as hereinafter provided.

         9.4 Separate Entity. The Custodial Agreement under this Plan from its inception shall be a separate entity aside and apart from Employers or their assets, and the corpus and income thereof shall in no event and in no manner whatsoever be subject to the rights or claims of any creditor of any Employer.

         9.5 Plan Asset Valuation. As of each Valuation Date, the Fair Market Value of the Plan's assets held or posted to the Trust Fund shall be determined by the Committee or the Custodian, as appropriate.

         9.6 Right of Employers to Plan Assets. The Employers shall have no right or claim of any nature in or to the assets of the Plan except the right to require the Custodian to hold, use, apply, and pay such assets in its possession in accordance with the Plan for the exclusive benefit of the Participants or their Beneficiaries and for defraying the reasonable expenses of administering the Plan; provided, that:

              (a) if the Plan receives an adverse determination with respect to its initial qualification under Section 401(a) of the Code, Contributions conditioned upon the qualification of the Plan shall be returned to the appropriate Employer within one (1) year of such denial of qualification; provided, that the application for determination of initial qualification is made by the time prescribed by law for filing the respective Employer's return for the taxable year in which the Plan is adopted, or by such later date as is prescribed by the Secretary of the Treasury under Section 403(c)(2)(B) of ERISA;

              (b) if, and to the extent that, deduction for a Contribution under
         Section 404 of the Code is disallowed, Contributions conditioned upon deductibility shall be returned to the appropriate Employer within one
         (1) year after the disallowance of the deduction;

              (c) if, and to the extent that, a Contribution is made through mistake of fact, such Contribution shall be returned to the appropriate Employer within one year of the payment of the Contribution;

              (d) any amounts held suspended pursuant to the limitations of Code
         Section 415 shall be returned to the Employers upon termination of the Plan; and

              (e) Financed Shares held in Unallocated Inventory with respect to any Acquisition Loan, and the outstanding balance of the Net Repayment Fund to the extent of a default of an Acquisition Loan between the Trust and an Employer, but only upon (and to the extent of) the failure of the Plan to meet the payment schedule of such Acquisition Loan.

         All Contributions made hereunder are conditioned upon the Plan being qualified under Sections 401(a) or of the Code and a deduction being allowed for such contributions under Section 404 of the Code. If these provisions result in the return of Contributions after such amounts have been allocated to Accounts, such Accounts shall be reduced by the amount of the allocation attributable to such amount, adjusted for any losses or expenses.

         9.7  Authority to Borrow.

              (a) Terms of Loan. At the direction of the Committee, the Trustee may incur Acquisition Loans from time to time to finance or refinance the acquisition of Company Stock in accordance with the terms of the Trust Agreement. An installment obligation incurred in connection with the purchase of Company Stock shall constitute an Acquisition Loan. An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest and shall not be payable on demand except in the event of default. An Acquisition Loan may be secured by a pledge of the Financed Shares so acquired or so refinanced. No other Trust assets may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against Trust assets other than any Financed Shares remaining subject to pledge. If the lender is a party in interest (as defined in ERISA), Financed Shares may be transferred to the lender only upon and to the extent of the failure of the Plan to meet the payment schedule of the loan. Any pledge of Financed Shares must provide for the release of the shares so pledged in accordance with this Section as payments on the Acquisition Loan are made by the Trustee. The Committee shall not direct the Trust to make payments of principal and, if applicable, interest on any Acquisition Loan in an amount greater than the Net Repayment Fund plus any cash dividend available on allocated shares of Company Stock.

              (b) Release from Encumbrance. The number of Financed Shares to be released from Unallocated Inventory for each Plan Year shall be consistently determined with respect to any Acquisition Loan by the Committee as follows. The number of Financed Shares held in Unallocated Inventory immediately before the release for the current Plan Year shall be multiplied by a fraction. The numerator of the fraction shall be the amount of principal and interest paid on the Acquisition Loan for that Plan Year. The denominator of the fraction shall be the sum of the numerator plus the total payments of principal and interest on that Acquisition Loan projected to be paid for all future Plan Years. For this purpose, the interest to be paid in future years is to be computed by using the interest rate in effect as of the Valuation Date. For this purpose, Contributions used to repay an Acquisition Loan for a Plan Year shall be determined with reference to the taxable year of the Company ending with or within such Plan Year for which the Company claimed a deduction under Code Section 404(a) for such Contribution, and dividends used to repay an Acquisition Loan for a Plan Year shall be determined with reference to the taxable year of the Company ending with or within such Plan Year for which the Company claimed a deduction under Code Section 404(k) for such dividend.

         Notwithstanding the foregoing, the Committee may elect (at the time an Acquisition Loan is incurred), or the provisions of the Acquisition Loan may provide, for the release of Financed Shares from Unallocated Inventory based solely on a fraction, the numerator of which is the principal paid on the Acquisition Loan for that Plan Year and the denominator of which is the sum of the numerator plus the total payments of principal on the Acquisition Loan to be paid for all Plan Years after the Plan Year for which payment is made. This method may be used only to the extent that: (1) the Acquisition Loan provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten (10) years; (2) interest included in any payment on the Acquisition Loan is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and (3) the entire duration of the Acquisition Loan repayment period does not exceed ten (10) years, even in the event of a renewal, extension or refinancing of the Acquisition Loan.

ARTICLE X
--------------------------------------------------------------------------------



                    ADMINISTRATION AND INVESTMENT MANAGEMENT

         10.1 Authority and Responsibility of the Board of Directors. The Board of Directors shall have overall responsibility for the establishment, amendment and termination of the Plan and for the establishment of a funding policy for the Plan. There is hereby delegated to the Committee, as set forth in this Plan and the Custodial Agreement, such responsibilities as are designated in each document.

         10.2 Committee Membership. The Committee shall consist of not less than two (2) persons, who shall be appointed by the Board of Directors of the Company. In the absence of such appointment of the Committee, the Company will be the Committee. Committee members shall remain in office at the will of the Board of Directors and the Board of Directors may from time to time remove any of said members with or without cause and shall appoint their successors.

         10.3 Committee Structure. Any individual may be a member of the Committee. Any member of the Committee may resign by delivering his or her written resignation to the Board of Directors, and such resignation shall become effective upon the date specified therein. A member who is an Employee shall automatically cease to be a member upon his or her Termination of Employment. In the event of a vacancy in membership, the remaining members shall constitute the Committee in question with full power to act until said vacancy is filled.

         10.4 Committee Actions.  The Committee may act as follows:

              (a) The members of the Committee may act at a meeting (including a meeting at different locations by telephone conference) or in writing without a meeting (through the use of a single document or concurrent document).

              (b) Any Committee member by writing may delegate any or all of his or her rights, powers, duties and discretions to any other member with the consent of such other member.

              (c) The Committee shall act by majority decision, which action shall be effective as if such action had been taken by all members of the Committee; provided that by majority action one or more Committee members or other persons may be authorized to act with respect to particular matters on behalf of all Committee members.

              (d) Subject to applicable law, no member of the Committee shall be liable for an act or omission of the other Committee members in which the former had not concurred.

              (e) Any action by the Committee under this Plan shall be treated as an action of a Named Fiduciary under this Plan; provided that, where reference is made in this Plan (or where the Committee designates in writing) that the action is on behalf of the Employer, the Committee shall be acting as an agent of the Employer, pursuant to authority granted by the Employer.

         10.5 Compensation. The members of the Committee shall serve without compensation for their services as such.

         10.6 Responsibility and Authority of the Committee Regarding Administration of the Plan. The Committee on behalf of the Participants will enforce the Plan in accordance with its respective terms and maintain the Plan in the form of a written document as required by law and to maintain its tax-exempt status under the Code. Unless otherwise specifically provided in the Plan, the Committee shall have full and complete authority, responsibility and control over the management, administration, and operation of the Plan, including, but not limited to, the authority and discretion to:

              (a) Formulate, adopt, issue and apply procedures and rules and change, alter or amend such procedures and rules in accordance with law and as may be consistent with the terms of the Plan;

              (b) Exercise such discretion as may be required to construe and apply the provisions of the Plan, subject only to the terms and conditions of the Plan;

              (c) Appoint and compensate such agents and other specialists (including attorneys, actuaries and accountants) to aid it in the administration of the Plan, and arrange for such clerical, accounting, legal or other services, as the Committee considers necessary or appropriate in carrying out the provisions of the Plan;

              (d) To appoint and compensate an independent outside accountant to conduct such audits of the financial statements of the Plan as the Committee considers necessary or appropriate;

              (e) Delegate to the Custodian any tax withholding or tax reporting obligations it may have under law;

              (f) Be the agent for service of legal process;

              (g) Determine the Accounting Periods and Sweep Date for various transactions; and

              (h) Take all necessary and proper acts as are required for the Committee to fulfill its duties and obligations under the Plan.

         10.7 Allocations and Delegations of Responsibility.

              (a) Delegations. Each Named Fiduciary, respectively, shall have the authority to delegate, from time to time, all or any part of its responsibilities under the Plan to such person or persons as it may deem advisable and to revoke any such delegation of responsibility. Any action of the delegate in the exercise of such delegated responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Named Fiduciary. Any Named Fiduciary shall not be liable for any acts or omissions of any such delegate. The delegate shall report periodically to the Named Fiduciary, as applicable, concerning the discharge of the delegated responsibilities.

              (b) Allocations. Each Named Fiduciary, respectively, shall have the authority to allocate, from time to time, all or any part of its responsibilities under the Plan to one or more of its members as it may deem advisable, and to revoke such allocation of responsibilities. Any action of the member to whom responsibilities are allocated in the exercise of such allocated responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Named Fiduciary. Any Named Fiduciary shall not be liable for any acts or omissions of such member. The member to whom responsibilities have been allocated shall report periodically to the Named Fiduciary, as applicable, concerning the discharge of the allocated responsibilities.

              (c) Limit on Liability. Fiduciary duties and responsibilities which have been allocated or delegated pursuant to the terms of the Plan or the Trust, are intended to limit the liability of each Named Fiduciary, as appropriate, in accordance with the provisions of Section 405(c)(2) of ERISA.

         10.8 Committee Bonding. The members of the Committee shall serve without bond (except as otherwise required by federal law).

         10.9 Information to be Supplied by Employer. Each Employer shall supply to the Committee, within a reasonable time of its request, the names of all Employees, their age, their date of hire, and the amount of Compensation paid to each Employee, the names and dates of all Employees who incurred a Termination of Employment during the Plan Year, and the Hours of Service earned by each Employee during the Plan Year. Each Employer shall provide to the Committee or its delegate such other information as it shall from time to time need in the discharge of its duties. The Committee may rely conclusively on the information certified to it by an Employer.

         10.10 Records. The regularly kept records of the Committee (or, where applicable, the Custodian) and any Employer shall be conclusive evidence of the Accrued Benefit of a Participant, his or her Compensation, his or her age, his or her status as an Eligible Employee, and all other matters contained therein applicable to this Plan; provided that a Participant may request a correction in the record of his or her age at any time prior to retirement, and such correction shall be made if within ninety (90) days after such request he or she furnishes in support thereof a birth certificate, baptismal certificate, or other documentary proof of age satisfactory to the Committee.

         10.11 Plan Expenses. All expenses of the Plan shall be paid by the Trust except to the extent paid by the Employers, and if paid by the Employers such Employers may seek reimbursement of such expenses from the Trust and the Trust shall reimburse the Employers if not prohibited by ERISA. If borne by the Employers, expenses of administering the Plan shall be borne by the Employers in such proportions as the Committee shall determine.

         10.12 Fiduciary Capacity. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

         10.13 Employer's Agent. The Committee shall act as agent for each Employer in the administration of the Plan and the investment of the Plan's assets and the Company shall act as agent for each Employer in amending or terminating the Plan.

         10.14 Plan Administrator. The Committee may appoint a plan administrator who may (but need not) be a member of the Committee; and in the absence of such appointment, the Committee shall be the plan administrator.

         10.15 Appointment of Record-Keeper. The plan administrator has responsibility for the maintenance of the records of the Participants' Accounts in accordance with the terms of the Plan. Such records shall include year-to-date and life-to-date Contributions under the Plan (adjusted for gains, losses and distributions) allocated to each Participant's Accounts and such other information, including such information as the Committee or plan administrator require to satisfy their reporting and disclosure obligations under ERISA and the Code. The plan administrator also has responsibility for preparation and issuance of any and all reports required by the Code with respect to distributions under the Plan and the responsibility with respect to the withholding of any amounts required by the Code to be withheld at the source and to transmit funds withheld and any and all necessary reports with respect to such withholding to the Internal Revenue Service.

         10.16 Plan Administrator Duties and Authority. Except to the extent that certain responsibilities may be reserved by the Committee to itself or delegated to other fiduciaries, the plan administrator shall perform all such duties as are necessary to operate, administer and manage the Plan in accordance with the terms thereof, including but not limited to the following:

               (a) to determine all questions relating to a Participant's eligibility for participation and benefits under the Plan and to finally resolve, in the exercise of its full and complete discretionary authority, any issues presented through the Plan claims procedure (and any final determination of the Committee shall not be subject to de novo review if challenged in court and shall not be overturned unless proven to be arbitrary and capricious upon the evidence considered by the Committee at the time of its decision);

              (b) to provide each Participant with a summary plan description no later than 90 days after he or she has become a Participant (or such other period permitted under ERISA Section 104(b)(1)), as well as informing each Participant of any material modification to the Plan in a timely manner;

              (c) to make appropriate determinations as to allocations of Contributions and the application of Forfeitures;

              (d) to interpret and construe the provisions of the Plan, to make regulations and settle disputes within limits which are not inconsistent with the terms thereof;

              (e) to adopt and prescribe procedures for giving instructions to the Committee, a Named Fiduciary or the Trustee;

              (f) to prepare and file reports, notices, and any other documents relating to the Plan which may be required by the Secretary of Labor, the Secretary of the Treasury or any other governmental department or agency, including, without limitation, those relating to a Participant's service, accrued benefits, the percentage of such benefits which are nonforfeitable, the date after which benefits are nonforfeitable even if the Participant dies and annual registrations;

              (g) to prepare and distribute to Participants all communication materials required by ERISA;

              (h) to compute and certify to the Custodian the amount and kind of benefits payable to or withdrawn from Participants and Beneficiaries and the date of payment, including withdrawals; and to prescribe procedures to be followed by Participants and Beneficiaries in claiming benefits;

              (i) to keep records relating to Participants and other matters applicable to this Plan, provided that the Committee and the Custodian may, by a separate written agreement, require that the Custodian keep such records;

              (j) to respond to a QDRO;

              (k) to make available for inspection and to provide upon request at such charge as may be permitted and determined by the Committee, documents and instruments required to be disclosed by ERISA;

                      (l) to take such actions as are necessary to establish and maintain in full and timely compliance with any law or regulation having pertinence to this Plan; and

                      (m) to have reasonable powers necessary or appropriate to accomplish its duties as plan administrator, including delegation to, employment of, or contracting for the services of others to assist in performing its duties.

         10.17 Committee Decisions Final. The decision of the Committee in matters within its jurisdiction shall be final, binding, and conclusive upon the Employers and the Custodian and upon each Employee, Participant, Spouse, Beneficiary, and every other person or party interested or concerned.

ARTICLE  XI
--------------------------------------------------------------------------------



                                CLAIMS PROCEDURE

         11.1 Initial Claim for Benefits. Each person entitled to benefits under this Plan (a "Claimant") must sign and submit his or her claim for benefits to the Committee or its agent in writing in such form as is provided or approved by such Committee. A Claimant shall have no right to seek review of a denial of benefits, or to bring any action in any court to enforce a claim for benefits prior to his or her filing a claim for benefits and exhausting his or her rights under this Section. When a claim for benefits has been filed properly, such claim for benefits shall be evaluated and the Claimant shall be notified by the Committee or agent of its approval or denial within ninety (90) days after the receipt of such claim unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant by the Committee or agent prior to the termination of the initial ninety (90) day period which shall specify the special circumstances requiring an extension and the date by which a final decision will be reached (which date shall not be later than one hundred eighty (180) days after the date on which the claim was filed). A Claimant shall be given a written notice in which the Claimant shall be advised as to whether the claim is granted or denied, in whole or in part. If a claim is denied, in whole or in part, the Claimant shall be given written notice which shall contain (1) the specific reasons for the denial, (2) references to pertinent Plan provisions upon which the denial is based, (3) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary, and
(4) the Claimant's rights to seek review of the denial.

         11.2 Review of Claim Denial. If a claim is denied, in whole or in part (or if within the time periods prescribed for in the initial claim, the Committee or agent has not furnished the Claimant with a denial and the claim is therefore deemed denied), the Claimant shall have the right to request that the Committee review the denial, provided that the Claimant files a written request for review with the Committee within sixty (60) days after the date on which the Claimant received written notification of the denial. A Claimant (or his or her duly authorized representative) may review pertinent documents and submit issues and comments in writing to the Committee. Within sixty (60) days after a request for review is received, the review shall be made and the Claimant shall be advised in writing by the Committee of the decision on review, unless special circumstances require an extension of time for processing the review, in which case the Claimant shall be given a written notification by the Committee within such initial sixty (60) day period specifying the reasons for the extension and when such review shall be completed (provided that such review shall be completed within one hundred and twenty (120) days after the date on which the request for review was filed). The decision on review shall be forwarded to the Claimant by the Committee in writing and shall include specific reasons for the decision and references to Plan provisions upon which the decision is based. A decision on review shall be final and binding on all persons for all purposes. If a Claimant shall fail to file a request for review in accordance with the procedures described in this Section, such Claimant shall have no right to review and shall have no right to bring action in any court and the denial of the claim shall become final and binding on all persons for all purposes.

ARTICLE XII
--------------------------------------------------------------------------------



                        ADOPTION AND WITHDRAWAL FROM PLAN

         12.1 Procedure for Adoption. Any Commonly Controlled Entity may by resolution of such Commonly Controlled Entity's board of directors adopt the Plan for the benefit of its employees as of the date specified in the board resolution. No such adoption shall be effective until such adoption has been approved by the Committee.

         12.2 Procedure for Withdrawal. Any Employer (other than the Company) may, by resolution of the board of directors of such Employer, with the consent of the Committee and subject to such conditions as may be imposed by the Committee, terminate its adoption of the Plan. Notwithstanding the foregoing, an Employer will be deemed to have terminated its adoption of the Plan when it ceases to be a Commonly Controlled Entity. With respect to any Participant whose Employer is deemed to have withdrawn from the Plan because it ceases to be a Commonly Controlled Entity, such Participant's Account shall be fully vested.

ARTICLE XIII
--------------------------------------------------------------------------------



                        AMENDMENT, TERMINATION AND MERGER

         13.1       Amendments.

                    (a) Power to Amend. The Board of Directors on behalf of all Employers or the board of directors of an Employer, may amend, modify, change, revise or discontinue this Plan by amendment at any time; provided, however, that no amendment shall:

                        (1) increase the duties or liabilities of the Custodian or the Committee without its written consent;

                        (2) have the effect of vesting in any Employer any interest in any funds, securities or other property, subject to the terms of this Plan and the Custodial Agreement;

                        (3) authorize or permit at any time any part of the corpus or income of the Plan's assets to be used or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries;

                        (4) except to the extent permissible under ERISA and the Code, make it possible for any portion of the Trust assets to revert to an Employer to be used for, or diverted to, any purpose other than for the exclusive benefit of Participants and Beneficiaries entitled to Plan benefits and to defray reasonable expenses of administering the Plan;

                        (5) amend the provisions of this Plan which either (1) state the amount and price of Company Stock to be awarded to designated officers or categories of officers and, specifically, the timing of such awards, or (2) set forth a formula that determines the amount, price and timing of such awards, shall not be amended more than once every six (6) months, other than to comport with changes in the Code, ERISA or the rules thereunder; and

                        (6) have any retroactive effect as to deprive any such person of any benefit already accrued, except that no amendment made in order to conform the Plan as a plan described in Section 401(a) of the Code of which amendments are permitted by the Code or are required or permitted by any other statute relating to employees' trusts, or any official regulations or ruling issued pursuant thereto, shall be considered prejudicial to the rights of any such person.

                    (b) Restriction on Amendment. No amendment to the Plan shall deprive a Participant of his or her nonforfeitable rights to benefits accrued to the date of the amendment. Further, if the vesting schedule of the Plan is amended, each Participant with at least three (3) years of Vesting Service with the Employer may elect, within a reasonable period after the adoption of the amendment, to have his or her nonforfeitable percentage computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of:

                        (1)   sixty (60) days after the amendment is adopted;

                        (2) sixty (60) days after the amendment becomes effective; or

                        (3) sixty (60) days after the Participant is issued written notice of the amendment by the Employer or the Committee.

         The preceding language concerning an amendment to the Plan's vesting schedule shall also apply when a Plan with a different vesting schedule is merged into this Plan. In addition to the foregoing, the Plan shall not be amended so as to eliminate an optional form of payment of an Accrued Benefit attributable to employment prior to the date of the amendment. The foregoing limitations do not apply to benefit accrual occurring after the date of the amendment.

         13.2 Plan Termination. It is the expectation of the Company that it will continue the Plan and the payment of Contributions hereunder indefinitely, but the continuation of the Plan and the payment of Contributions hereunder is not assumed as a contractual obligation of the Company or any other Employer. The right is reserved by the Company to terminate the Plan at any time, and the right is reserved by the Company and any other Employer at any time to reduce, suspend or discontinue its Contributions hereunder, provided, however, that the Contributions for any Plan Year accrued or determined prior to the end of said year shall not after the end of said year be retroactively reduced, suspended or discontinued except as may be permitted by law. Upon termination of the Plan or complete discontinuance of Contributions hereunder (other than for the reason that the Employer has had no net profits or accumulated net profits), each Participant's Accrued Benefit shall be fully vested. Upon termination of the Plan or a complete discontinuance of Contributions, unclaimed amounts shall be applied as Forfeitures and any unallocated amounts shall be allocated to Participants who are Eligible Employees as of the date of such termination or discontinuance on the basis of Compensation for the Plan Year (or short Plan
Year). Upon a partial termination of the Plan, the Accrued Benefit of each affected Participant shall be fully vested. In the event of termination of the Plan, the Committee shall direct the Custodian to distribute to each Participant the entire amount of his or her Accrued Benefit as soon as administratively possible, but not earlier than would be permitted in order to retain the Plan's qualified status under Section 401(a) of the Code, as if all Participants who are Employees had incurred a Termination of Employment on the Plan's termination date. If the Plan is terminated and neither the Company nor any Related Entity maintains another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code), the Committee may, pursuant to Section 411 of the Code, direct the Custodian to distribute a Participant's Accrued Benefit without the Participant's consent. If the Company or a Related Entity does at that time maintain another defined contribution plan, then the Committee may direct the Custodian to transfer the Participant's Accrued Benefit to that defined contribution plan without the Participant's consent if the Participant does not consent to an immediate distribution of his Accrued Benefit from this Plan.

         13.3 Plan Merger. The Plan shall not merge or consolidate with, or transfer any assets or liabilities to any other plan, unless each person entitled to benefits would receive a benefit immediately after the merger, consolidation or transfer (if the Plan were then terminated) which is equal to or greater than the benefit he or she would have been entitled to immediately before the merger, consolidation or transfer (if the Plan were then terminated). The Committee shall amend or take such other action as is necessary to amend the Plan in order to satisfy the requirements applicable to any merger, consolidation or transfer of assets and liabilities.















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



ARTICLE XIV
--------------------------------------------------------------------------------



                             SPECIAL TOP-HEAVY RULES

         14.1 Application. Notwithstanding any provisions of this Plan to the contrary, the provisions of this Article shall apply and be effective for any Plan Year for which the Plan shall be determined to be a "Top-Heavy Plan" as provided and defined herein.

         14.2 Special Terms. For purposes of this Article, the following terms shall have the following meanings:

              (a)   "Aggregate Benefit" means the sum of:

                    (1) the present value of the accrued benefit under each and all defined benefit plans in the Aggregation Group determined on each plan's individual Determination Date as if there were a termination of employment on the most recent date the plan is valued by an actuary for purposes of computing plan costs under Section 412 of the Code within the twelve (12) month period ending on the Determination Date of each such plan, but with respect to the first plan year of any such plan determined by taking into account the estimated accrued benefit as of the Determination Date; provided (A) the method of accrual used for the purpose of this Paragraph (1) shall be the same as that used under all plans maintained by all Employers and Commonly Controlled Entities if a single method is used by all stock plans or, otherwise, the slowest accrual method permitted under Section 411(b)(1)(C) of the Code, and
                         (B) the actuarial assumptions to be applied for purposes of this Paragraph (1) shall be the same assumptions as those applied for purposes of determining the actuarial equivalents of optional benefits under the particular plan, except that the interest rate assumption shall be five percent (5%);

                    (2) the present value of the accrued benefit (i.e., account balances) under each and all defined contribution plans in the Aggregation Group, valued as of the valuation date coinciding with or immediately preceding the Determination Date of each such plan, including (A) contributions made after the valuation date but on or prior to the Determination Date, (B) with respect to the first plan year of any plan, any contribution made subsequent to the Determination Date but allocable as of any date in the first plan year, or (C) with respect to any defined contribution plan subject to Section 412 of the Code, any contribution made after the Determination Date that is allocable as of a date on or prior to the Determination Date; and

                    (3) the sum of each and all amounts distributed (other than a rollover or plan-to-plan transfer) from any Aggregation Group Plan, plus a rollover or plan-to-plan transfer initiated by the Employee and made to a plan which is not an Aggregation Group Plan within the Current Plan Year or within the preceding four (4) plan years of any such plan, provided such amounts are not already included in the present value of the accrued benefits as of the valuation date coincident with or immediately preceding the Determination Date.

         The Aggregate Benefit shall not include the value of any rollover or plan-to-plan transfer to an Aggregation Group Plan, which rollover or transfer was initiated by a Participant, was from a plan which was not maintained by an Employer or a Commonly Controlled Entity, and was made after December 31, 1983, nor shall the Aggregate Benefit include the value of employee contributions which are deductible pursuant to
         Section 219 of the Code.

              (b) "Aggregation Group" means the Plan and one or more plans (including plans that terminated) which is described in Section 401(a) of the Code, is an annuity contract described in Section 403(a) of the Code or is a simplified employee pension described in Section 408(k) of the Code maintained or adopted by an Employer or a Commonly Controlled Entity in the Current Plan Year or one of the four preceding Plan Years which is either a "Required Aggregation Group" or a "Permissive Aggregation Group".

                    (1) A "Required Aggregation Group" means all Aggregation Group Plans in which either (1) a Key Employee participates or (2) which enables any Aggregation Group Plan in which a Key Employee participates to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                    (2) A "Permissive Aggregation Group" means Aggregation Group Plans included in the Required Aggregation Group, plus one or more other Aggregation Group Plans, as designated by the Committee in its sole discretion, which satisfy the requirements of Sections 401(a)(4) and 410 of the Code, when considered with the other component plans of the Required Aggregation Group.

              (c) "Aggregation Group Plan" means the Plan and each other plan in the Aggregation Group.

              (d) "Current Plan Year" means (1) with respect to the Plan, the Plan Year in which the Determination Date occurs, and (2) with respect to each other Aggregation Group Plan, the plan year of such other plan in which occurs the Determination Date of such other plan.

              (e) "Determination Date" means (1) with respect to the Plan and its Plan Year, the last day of the preceding Plan Year; or (2) with respect to any other Aggregation Group Plan in any calendar year during which the Plan is not the only component plan of an Aggregation Group, the determination date of each plan in such Aggregation Group to occur during the calendar year as determined under the provisions of each such plan.

              (f) "Former Key Employee" means an Employee (including a terminated Employee) who is not a Key Employee but who was a Key Employee.

              (g) "Key Employee" means an Employee (or a terminated Employee) who at any time during the Current Plan Year or at any time during the four preceding Plan Years is:

                    (1) an officer of a Commonly Controlled Entity whose compensation from a Commonly Controlled Entity during the Plan Year is greater than fifty percent (50%) of the amount specified in Section 415(b)(1)(A) of the Code (as adjusted for cost-of-living increases by the Secretary of the Treasury) for the calendar year in which the Plan Year ends; provided, however, that no more than the lesser of (A) fifty (50) Employees, or
                         (B) the greater of (i) three (3) Employees or (ii) ten percent (10%) (rounded to the next whole integer) of the greatest number of Employees during the Current Plan Year or any of the preceding four Plan Years shall be considered as officers for this purpose. Such officers considered will be those with the greatest annual compensation as an officer during the five (5) year period ending on the Determination Date;

                    (2) One of the ten employees who owns (or is considered to own within the meaning of Section 318 of the Code) more than a one half percent (1/2%) interest in value and the largest percentage ownership interest in value in a Commonly Controlled Entity and whose total annual compensation from a Commonly Controlled Entity is not less than the amount specified in Section 415(b)(1)(A) of the Code (as adjusted for cost-of-living increases by the

                         Secretary of the Treasury) for the calendar year in which the Plan Year ends;

                    (3) A person who owns more than five percent (5%) of the value of the outstanding stock of any Commonly Controlled Entity or more than five percent (5%) of the total combined voting power of all stock of any Commonly Controlled Entity (considered separately) or;

                    (4) A person who owns more than one percent (1%) of the value of the outstanding stock of a Commonly Controlled Entity or more than one percent (1%) of the total combined voting power of all stock of a Commonly Controlled Entity (considered separately) and whose total annual compensation (as defined in section 1.415-2(d) of the Treasury Regulations) from the Employer or a Commonly Controlled Entity is in excess of one hundred and fifty thousand dollars ($150,000).

         The rules of Section 416 (i)(1)(B) and (C) of the Code shall be applied for purposes of determining an Employee's ownership interest in a Commonly Controlled Entity for purposes of Paragraphs (3) and (4) herein. A Beneficiary (who would not otherwise be considered a Key Employee) of a deceased Key Employee shall be deemed to be a Key Employee in substitution for such deceased Key Employee. Any person who is a Key Employee under more than one of the four Paragraphs of this Section shall have his or her Aggregate Benefit under the Aggregation Group Plans counted only once with respect to computing the Aggregate Benefit of Key Employees as of any Determination Date. Any Employee who is not a Key Employee shall be a Non-Key Employee.

              (h) "Top-Heavy Plan" means the Plan with respect to any Plan Year if the Aggregate Benefit of all Key Employees or the Beneficiaries of Key Employees determined on the Determination Date is an amount in excess of sixty percent (60%) of the Aggregate Benefit of all persons who are Employees within the Current Plan Year; provided, that if an individual has not performed services for an Employer or a Commonly Controlled Entity at any time during the five (5) year period ending on the Determination Date, the individuals's Accrued Benefit shall not be taken into account. With respect to any calendar year during which the Plan is not the only Aggregation Group Plan, the ratio determined under the preceding sentence shall be computed based on the sum of the Aggregate Benefits of each Aggregation Group Plan totaled as of the last Determination Date of any Aggregation Group Plan to occur during the calendar year.

         14.3 Minimum Contribution. For any Plan Year that the Plan shall be a Top-Heavy Plan, each Participant who is an Eligible Employee but who is neither a Key Employee nor a Former Key Employee on the last day of the Plan Year shall have allocated to his or her Account on the last day of the Plan Year a Contribution in an amount equal to the lesser of (1) 3 percent (3%) of such Participant's Compensation or (2) the amount which bears the same ratio or percentage to such Participant's Compensation for the Plan Year that the Contributions and Forfeitures allocated to the Account of a Key Employee bears to such Key Employee's Compensation, but taking into account only the Key Employee who has the highest such ratio or percentage for the Plan Year; provided, however, in no event shall such contribution on behalf of such Participant be less than five percent (5%) of such Compensation if any Aggregation Group Plan is a defined benefit plan which does not satisfy the minimum benefit requirements with respect to such Participant. The amount of Contributions required to be allocated under this Section for any Plan Year shall be reduced by the amount of Employer Contributions and Forfeitures allocated under this Plan on behalf of the Participant and employer contributions and forfeitures allocated on behalf of the Participant under any other defined contribution plan in the Aggregation Group for the Plan Year. Elective Deferrals to any Aggregation Group Plan made on behalf of a Participant in Plan Years beginning after December 31, 1984 but before January 1, 1989 shall be deemed to be Employer Contributions for the purpose of this Section. Elective Deferrals and matching contributions to Aggregation Group Plans in Plan Years beginning on or after January 1, 1989 shall not be used to meet the minimum contribution requirements of this Section. Where Employer Contributions and Forfeitures allocated on behalf of a Participant are insufficient to satisfy the minimum contribution otherwise required by this Section, an additional Contribution shall be made and allocated to the Account of such Participant.

         14.4 Maximum Benefit Accrual. For any Plan Year that the Plan is a Top-Heavy Plan, the denominator of the "defined benefit plan fraction" and the denominator of the "defined contribution plan fraction" shall be determined by substituting "1.0" for "1.25"; provided, however, this limit shall not apply with respect to an Employee for any Plan Year during which he or she accrues no benefit under any plan of the Aggregation Group. The preceding sentence shall not apply if, within this Article, there is substituted "four percent (4%)" for "three percent (3%)" and "seven and one-half percent (7.5%)" for "five percent (5%)" and "ninety percent (90%)" for "sixty percent (60%)."

         14.5 Special Vesting. If the Plan becomes a Top-Heavy Plan after the Effective Date, vesting for all Employees shall thereafter be accelerated to the extent the following vesting schedule produces a greater vested percentage for the Employee than the normal vesting schedule at any relevant time:

                   Years of Vesting Service                   Vested Percentage
                   ------------------------                   -----------------

                  Less than 2 years                                   0%
                  2 years but less than 3 years                      20%
                  3 years but less than 4 years                      40%
                  4 years but less than 5 years                      60%
                  5 years but less than 6 years                      80%
                  6 years or more                                   100%

ARTICLE XV
--------------------------------------------------------------------------------



                            MISCELLANEOUS PROVISIONS

         15.1 Assignment and Alienation. As provided by Code Section 401(a)(13) and to the extent not otherwise required by law, no benefit provided by the Plan may be anticipated, assigned or alienated, except to create, assign or recognize a right to any benefit with respect to a Participant pursuant to a QDRO.

         15.2 Protected Benefits. All benefits which are protected by the terms of Code Section 411(d)(6) and ERISA Section 204(g), which cannot be eliminated without adversely affecting the qualified status of the Plan on and after January 1, 1997, shall be provided under this Plan to Participants for whom such benefits are protected. The Committee shall cause such benefits to be determined and the terms and provisions of the Plan immediately prior to January 1, 1997 are incorporated herein by reference and made a part hereof, but only to the extent such terms and provisions are so protected. Otherwise, they shall operate within the terms and provisions of this Plan, as determined by the Committee.

         15.3 Plan Does Not Affect Employment Rights. The Plan does not provide any employment rights to any Employee. The Employer expressly reserves the right to discharge an Employee at any time, with or without Cause, without regard to the effect such discharge would have upon the Employee's interest in the Plan.

         15.4 Deduction of Taxes from Amounts Payable. The Custodian shall deduct from the amount to be distributed such amount as the Custodian, in its sole discretion, deems proper to protect the Custodian and the Plan's assets held under the Custodial Agreement against liability for the payment of death, succession, inheritance, income, or other taxes, and out of money so deducted, the Custodian may discharge any such liability and pay the amount remaining to the Participant, the Beneficiary or the deceased Participant's estate, as the case may be.

         15.5 Facility of Payment. If a Participant or Beneficiary is declared an incompetent or is a minor and a conservator, guardian, or other person legally charged with his or her care has been appointed, any benefits to which such Participant or Beneficiary is entitled shall be payable to such conservator, guardian, or other person legally charged with his or her care. The decision of the Committee in such matters shall be final, binding, and conclusive upon the Employer and the Custodian and upon each Employee, Participant, Beneficiary, and every other person or party interested or concerned. An Employer, the Custodian and the Committee shall not be under any duty to see to the proper application of such payments.

         15.6 Source of Benefits. All benefits payable under the Plan shall be paid or provided for solely from the Plan's assets held under the Custodial Agreement and the Employers assume no liability or responsibility therefor.

         15.7 Indemnification. To the extent permitted by law each Employer shall indemnify and hold harmless each member (and former member) of the Board of Directors, each member (and former member) of the Committee, and each officer and employee (and each former officer and employee) of an Employer to whom are (or were) delegated duties, responsibilities, and authority with respect to the Plan against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon him or her (including but not limited to reasonable attorney fees and amounts paid in any settlement relating to the
Plan) by reason of his or her service under the Plan if he or she did not act dishonestly, with gross negligence, or otherwise in knowing violation of the law under which such liability, loss, cost or expense arises. This indemnity shall not preclude such other indemnities as may be available under insurance purchased or provided by an Employer under any by-law, agreement, or otherwise, to the extent permitted by law. Payments of any indemnity, expenses or fees under this Section shall be made solely from assets of the Employer and shall not be made directly or indirectly from the assets of the Plan.

         15.8 Reduction for Overpayment. The Committee shall, whenever it determines that a person has received benefit payments under this Plan in excess of the amount to which the person is entitled under the terms of the Plan, make two reasonable attempts to collect such overpayment from the person.

         15.9 Limitation on Liability. No Employer nor any agent or representative of any Employer who is an employee, officer, or director of an Employer in any manner guarantees the assets of the Plan against loss or depreciation, and to the extent not prohibited by federal law, none of them shall be liable (except for his or her own gross negligence or willful misconduct), for any act or failure to act, done or omitted in good faith, with respect to the Plan. No Employer shall be responsible for any act or failure to act of any Custodian appointed to administer the assets of the Plan.

         15.10 Company Merger. In the event any successor corporation to the Company, by merger, consolidation, purchase or otherwise, shall elect to adopt the Plan, such successor corporation shall be substituted hereunder for the Company upon filing in writing with the Custodian its election so to do.

         15.11 Employees' Trust. The Plan and Custodial Agreement are created for the exclusive purpose of providing benefits to the Participants in the Plan and their Beneficiaries and defraying reasonable expenses of administering the Plan, and the Plan and Custodial Agreement shall be interpreted in a manner consistent with their being, respectively, a Plan described in Section 401(a) of the Code and Custodial Agreements exempt under Section 501(a) of the Code. At no time shall the assets of the Plan be diverted from the above purpose.

         15.12 Gender and Number. Except when the context indicates to the contrary, when used herein, masculine terms shall be deemed to include the feminine, and singular the plural.

         15.13 Invalidity of Certain Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Plan shall be construed and enforced as if such provisions, to the extent invalid or unenforceable, had not been included.

         15.14 Headings. The headings or articles are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

         15.15 Uniform and Nondiscriminatory Treatment. Any discretion exercisable hereunder by an Employer or the Committee shall be exercised in a uniform and nondiscriminatory manner.

         15.16 Law Governing. The Plan shall be construed and enforced according to the laws of the state in which the Trust is located, to the extent not preempted by ERISA.

         15.17 Notice and Information Requirements. Except as otherwise provided in this Plan or in the Custodial Agreement or as otherwise required by law, the Employer shall have no duty or obligation to affirmatively disclose to any Participant or Beneficiary, nor shall any Participant or Beneficiary have any right to be advised of, any material information regarding the Employer, at any time prior to, upon or in connection with the Employer's purchase, or any other distribution or transfer (or decision to defer any such distribution) of any Company Stock or any other stock held under the Plan.

         Executed this ____ day of __________, 1997, but effective as of the Effective Date.


                                            WALBRO CORPORATION




                                            By:________________________________

                                            Title:_____________________________